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Exhibit 10.11
LANVISION SYSTEMS, INC.

RESELLER AGREEMENT BETWEEN IDX INFORMATION SYSTEMS CORPORATION AND LANVISION, INC. ENTERED INTO ON JANUARY 30, 2002

                          LANVISION RESELLER AGREEMENT


1.       INTRODUCTION

 1.1 This Agreement is made as of January 30, 2002 between LanVision, Inc. ("LanVision"), an Ohio corporation, with its principal place of business at 5481 Creek Road, Cincinnati, Ohio 45242, and IDX Information Systems Corporation ("IDX"), a Vermont corporation, having its principal place of business at 40 IDX Drive, South Burlington, VT 05402-1070.

 1.2 LanVision is a Software Developer and Application Services Provider in the business of providing Electronic Medical Record ("EMR") and workflow application software and services to healthcare providers and software resellers and Application Service Provider resellers. IDX is in the business of providing health information systems and services to the healthcare industry. IDX utilizes various products and services to meet its business objectives and wishes to obtain from LanVision the rights to market and sublicense certain of such LanVision's products or services so that IDX may promote certain document imaging and workflow based Electronic Medical Record products and services to healthcare providers. LanVision is willing to grant such rights.

 1.3 Therefore, LanVision and IDX, intending to be legally bound, agree to the terms and conditions set forth in this Agreement. Therefore, in consideration of the promises, the covenants set forth herein, and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


2.       DEFINITIONS
 2.1  "accessANYware": LanVision's web-enabled EMR software.




NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

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 2.2  "Agreement": this Reseller Agreement and all present and future incorporated exhibits, schedules, appendices, addenda, and written amendments.

 2.3 "Application Administration Services": those administrative services required to build/maintain the ASPeN Services applications such as entering user ID's, profile maintenance, and document type maintenance.

 2.4 "Application Software Fees": shall mean either Software License Fees or ASPeN Services Fees as indicated in Schedule B

 2.5 "ASP": shall mean Application Service Provider. ASP is a provider that offers a service that hosts, monitors and manages software applications for a monthly [CONFIDENTIAL] fee.

 2.6 "ASPeN Service Fees": shall mean the fees due LanVision from IDX as set forth in Schedule B, Part 2.

 2.7 "ASPeN Services": LanVision's ASP-based EMR services using the Software, other computer software programs, the Data Center, and the Internet or an intranet to provide for document capture, indexing, storage, retrieval, printing, viewing and other software services.

 2.8 "ASPeN Services Agreement": an agreement pursuant to which Customer obtains LanVision's ASPeN Services through IDX. The parties shall mutually agree upon the form of the ASPeN Services Agreement within ninety (90) days of the Effective Date and attach such agreement to Schedule C, Part 2.

 2.9 "Base Fee" shall mean an amount to be used for calculating (i) the Software License Fees due LanVision from IDX as set forth in Schedule B, Part 1 and (ii) Support Fees due LanVision from IDX as set forth in
         Section 8.

 2.10 "Collateral": sales and marketing printed materials for the Software or ASPeN Services. Collateral may be LanVision Collateral or IDX Collateral.

 2.11 "Confidential Information": as to LanVision information, any competitively sensitive or business, marketing, or technical information disclosed by LanVision to IDX, including, but not limited to, the Source Code, the object code of the Software, the Documentation, design and development level documentation, and similar technical information pertaining to the Software, and, as to IDX information, any software, product, documentation, competitively sensitive or business, marketing, or technical information





NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

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          belonging to IDX or Customers, and Customer's (or other affiliates or clients ) patient or business information. The terms of this Agreement shall also be Confidential Information. Notwithstanding the foregoing, Confidential Information does not include information (a) in the rightful possession of the recipient at the time of its initial disclosure; or (b) disclosed as a matter of right and without obligation of confidentiality to the recipient by a third party; or
          (c) in the public domain or that enters the public domain other than by the unauthorized acts of any person; or (d) required by law, rule, or regulation to be disclosed, but only for the limited purpose of such legal requirement, provided the owner of the information is given a reasonable opportunity to contest the disclosure and/or obtain a protective order.

 2.12

 2.13 "Customer": a healthcare provider or other organization that is an end user and that enters into a contract with IDX in order to obtain the right to use the Software or ASPeN Services for its own internal business purposes, or for the benefit of said healthcare provider's or other organization's affiliates or clients. A Customer shall not be a reseller, ASP or original equipment manufacturer or similar entity.

 2.14 "Data Center": a centralized data center used by LanVision or IDX to provide the ASPeN Services.

 2.15 "Disabling Device": Any code, virus, or other device that is intended to damage, suspend operation of, or alter the Software or data processed by the Software. Devices included in the Software to limit use of the Software in accordance with the license terms of this Agreement or any EMR Application Software Sublicense Agreement shall not be deemed to be Disabling Devices.

 2.16 "Documentation": the technical and operating documentation, in both electronic and paper format, or on-line help, including all updates, additions, and modifications to such documentation, which describes the function and use of the Software or ASPeN Services. Documentation does not include Source Code documentation or other design and development level documentation.

 2.17 "Effective Date": the date stated in Paragraph 1.1 of this Agreement.






NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

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 2.18 "EMR Application Software Sublicense Agreement": the EMR Application
         Software Agreement substantially in the form attached as Schedule C,
         Part 1 hereto, as amended from time to time upon the mutual agreement of LanVision and IDX, pursuant to which a Customer sublicenses the Software from IDX.

 2.19 "Error": any failure of the Software to conform in all material respects to the Software's then current Specifications or Documentation. However, any nonconformity resulting from (a) a modification not approved by LanVision, (b) IDX's or Customer's misuse, improper use, or damage of the Software, (c) IDX's or Customer's unapproved use of the Software with any third party supplied software or equipment that is not "certified" by LanVision, or (d) anything other than the Software, shall not be deemed to be an Error. LanVision certified hardware and software shall be such third party hardware and software that are compatible for use with the LanVision Software. A current list of such certified hardware and software is provided in Schedule F, which shall be updated by LanVision from time to time. LanVision shall promptly provide IDX with written notice of such updates as soon as such updates are made.

 2.20 "Error Correction": either (a) a modification to the source code that, when made to the Software, brings the Software into material conformity with the Specifications or Documentation, or (b) a procedure or routine that, when observed in the regular operation of the Software, avoids the practical adverse effect of such nonconformity.

 2.21 "First Level Support": (a) providing telephone and/or e-mail support on the general use of the Software or ASPeN Services and (b) documenting all Error information.

 2.22 "First Live Use": shall mean the date on which data at a Customer site is first processed through the Software and used in the operation of the end user's facility.

 2.23 "Patient Encounter": a billable ASPeN Services event that occurs as a result of a single patient encounter, [CONFIDENTIAL] to the Customer's facility.

 2.24 "Releases": shall mean a redistribution of the Software to IDX
         Customers or to the Data Center, containing an aggregation of Updates and/or minor functional, operational and/or performance improvements. A Release is identified by a change in a number, specifying the unique revision state of the Software, which number is to the right of the first decimal point (e.g., from V 3.4.11 to V 3.5.0).

 2.25 "Second Level Support": the resolution of Errors that is beyond the capabilities of the First Level Support personnel, but does not require access to or knowledge of the Source Code. Second Level Support includes duplicating reported Errors in a lab environment and




NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF
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          analyzing the Error to provide a resolution. In addition to a more in depth knowledge of the Software, individuals performing Second Level Support must have knowledge of the hardware platform, operating system, networking, database, imaging, workflow, and other elements of the overall system implementation. Onsite visits may be required in the performance of Second Level Support.

 2.26 "Services Rates": the professional services hourly rates as described in Schedule D.

 2.27 "Software": the computer software programs listed as Software in Schedule A hereto. Software shall include all Updates and Releases.

 2.28 "Software Implementation Activities": shall mean any Software implementation or planning activities undertaken by LanVision on behalf of a Customer which may include, but is not limited to, any of the following implementation tasks: project scope definition, configuration analysis, network analysis, interface or integration planning, project plan development, project management, pre-installation site assessment analysis, training, hardware or software assessment, third parry hardware or software ordering, installation or training.

 2.29 "Software License Fees": shall mean the software fees due LanVision from IDX for sublicensing the Software. The Software License Fees are set forth in Schedule B, Part 1.

 2.30 "Source Code": the source code version of the Software, plus any available documentation or materials used to interpret or use the source code version of the Software.

 2.31 "Specifications": the functional specifications for the Software as prepared and updated by LanVision from time to time.

 2.32 "Support Day" shall consist of 8 cumulative hours of support or training activity performed by any designated LanVision representative.

 2.33 "Support Fees" shall mean the fees paid by IDX to LanVision for the provision of Third Level Support, Second Level Support, and First Level Support as set forth in Section 8.

 2.34 "Third Level Support": the resolution of Errors that requires knowledge of the Source Code. Third Level Support includes development of Error Corrections, and may include providing advice or direction that allows a user of the Software or ASPeN Services to perform a "work-around" type of Error Correction itself.






NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

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 2.35 "Updates": shall mean packages of Software corrections, as well as revisions addressing common functional and performance issues, released to the Customer or to the Data Center. An Update is identified by a change in a number, specifying the unique revision state of the Software, which number is to the right of the second decimal point (e.g., from V 3.4.11 to V3.4.12).

 2.36 "Versions" shall mean new features packaged as part of existing and/or new Software containing substantially new and/or additional functional, operational and/or performance improvements. LanVision reserves the right to charge an upgrade fee for new Versions of existing Software. A Version is identified by a change in a number, specifying the unique revision state of the Software, which number is to the left of the first decimal point (e.g., from V 3.4.12 to V 4.0.0).

3.       OBJECT AND SCOPE OF AGREEMENT

 3.1 The object of this Agreement is (a) to promote customer recognition of the benefits of the use of LanVision's products and services, and (b) to define the rights and responsibilities of each party for IDX's promotion, marketing, use and sublicense of the Software and providing ASPeN Services.

 3.2 Both parties shall work together to establish a cooperative mode of operation that promotes the Software and ASPeN Services.









NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.
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4.       RIGHTS

 4.1 LanVision hereby grants to IDX, and IDX accepts, subject to the terms and conditions set forth in this Agreement, the worldwide, non-exclusive, non-transferable right to (i) market the Software or ASPeN Services, including without limitation, distribution of LanVision Collateral to prospective customers, and (ii) sublicense the Software or sublicense or provide ASPeN Services in accordance with Section 4.3 of this Agreement. IDX shall not market, distribute, or provide the Software or ASPeN Services to any existing customer of LanVision that has been a customer within the then-current previous three years, except with the prior written consent of LanVision. LanVision shall identify all such existing or former customers, and will update such customer lists quarterly as LanVision acquires new customers. IDX may not sublicense the use of the Software or provide ASPeN Services to any entity for that entity's use for any purpose not expressly authorized by this Agreement.

 4.2 LanVision grants to IDX a royalty-free license for the internal use of the Software by IDX solely for purposes of enabling IDX, if elected by IDX, to create, market, and license interface and integration programming. IDX shall be permitted to make and keep a reasonable number of copies of the Software, provided IDX employs secure back-up procedures and a secure location, and provided further that IDX shall place on such copy any proprietary notice, including, copyright notice, requested by LanVision.

 4.3 IDX shall be entitled to sublicense the Software or provide ASPeN Services to Customers only pursuant to terms and conditions similar in all material respects to those set forth in the EMR Application Software Sublicense Agreement or ASPeN Services Agreement contained in Schedule C. IDX shall have the right to make modifications to the provisions of the EMR Application Software Sublicense Agreement or ASPeN Services Agreement to meet a specific Customer's requirements, provided such modifications: (a) are not materially inconsistent with the terms and conditions of this Agreement; (b) do not increase or change any obligations or potential liabilities of LanVision; and (c) do not entail a modification of the Source Code (except to the extent approved by LanVision or its licensor, as applicable). IDX shall provide LanVision with a copy of each signed EMR Application Software Sublicense Agreement or ASPeN Services Agreement, which will be provided, subject to Section 13.

 4.4 IDX shall not de-compile, disassemble, reverse engineer or decode the Software. Except for the rights specifically granted herein, IDX is granted no other rights in or to the Software. All copyrights, patents, trade secrets, and other intellectual property rights associated with the Software and ASPeN Services and any ideas, concepts, techniques, inventions, processes, or works of authorship developed or created by LanVision or its subcontractors in relation to the Software and ASPeN Services shall remain the sole and







NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND
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         exclusive property of LanVision. However, all copyrights, patents, and trade secrets associated with the programming by IDX referred to in
         Section 4.2 and any ideas, concepts, techniques, inventions, processes, or works of authorship developed or created by IDX or its subcontractors in relation to such programming shall remain the sole and exclusive property of IDX. However, IDX grants to LanVision a right to use such programming changes for its own internal purposes for the term of this Agreement, or as long as necessary for LanVision to support Customers, whichever is longer.

 4.5 LanVision authorizes IDX to enter into Maintenance Services Agreements with Customers pursuant to Schedule C, as an agent of LanVision. IDX's authority to enter into Maintenance Service Agreements and the provision of such services by LanVision are described in more detail in
         Section 8.

 4.6 IDX shall be solely responsible for complying with all applicable U.S. export and foreign import laws, rules, regulations, ordinances, duties, and taxes with respect to its sublicense of the Software or ASPeN Services to Customers located outside of the U.S.

4.7 IDX may not and shall not authorize or otherwise permit any Customer to distribute, modify or reproduce (other than for its own internal purposes and for the benefit of said Customer's affiliates or clients) any Software, ASPeN Services, Corrections, Upgrades, or Releases thereto.

4.8 IDX may market and distribute the Software or ASPeN Services on a private label basis, i.e., under one or more trade names, trademarks, or service marks selected by IDX. IDX may not use a trade name, trademark, or service mark owned by LanVision without the prior written consent of LanVision. At IDX's request, LanVision shall provide private labeling services [CONFIDENTIAL] at LanVision's then-current Services Rates. LanVision's Services Rates in effect as of the Effective Date are set forth in Schedule D.


5.       LANVISION'S RESPONSIBILITIES

 5.1 LanVision shall, at no charge to IDX, provide IDX with a reasonable number of copies of LanVision Collateral customarily provided to LanVision customers concerning the Software or ASPeN Services, which IDX may distribute to prospective customers.

 5.2 LanVision shall, at no charge to IDX, provide IDX with the number of copies of the Software necessary to enable IDX to provide demonstrations of the Software and the ASPeN Services to prospective customers.








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EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

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 5.3  LanVision shall issue a mutually agreed upon joint press release announcing the relationship covered by this Agreement within fourteen days of executing this Agreement.

 5.4 LanVision shall add IDX to LanVision's published partner list, and add Customers to LanVision's published customer list, unless a Customer does not authorize IDX to publish Customer as an IDX or LanVision customer.

 5.5 LanVision shall provide First Level Support, Second Level Support and Third Level Support to those Customers who have entered into Maintenance Services Agreements, as described in Section 8 in consideration of the payments described in Section 8.2.

 5.6 LanVision shall provide marketing and sales assistance to IDX. As mutually agreed upon, LanVision shall provide any billable services at its then current published Services Rates as indicated in Schedule D as new Software or ASPeN Services are delivered to IDX. In addition, as mutually agreed upon, IDX will reimburse LanVision for reasonable travel and living expenses incurred by LanVision in the course of providing this marketing and sales assistance.

 5.7 LanVision will identify in Schedule A any distinguishing marks or proprietary notices that must accompany the Software or ASPeN Services and Documentation when distributed to Customers.

 5.8 LanVision will provide to IDX Documentation material in machine-readable form such that IDX may adapt and include the Documentation in IDX's softcopy library (for CD-ROM distribution to Customers). LanVision will provide IDX with updated Documentation as soon as such updated Documentation is made available to LanVision's customers.

 5.9 LanVision will provide up to [CONFIDENTIAL] Support Days of technical support, sales support or training support to IDX at [CONFIDENTIAL] within the first twelve (12) months from the Effective Date of this Agreement, to enable IDX to (i) perform product integration, technical support, marketing and sales support, and (ii) train IDX trainers to teach product integration, technical, marketing or sales support functions to other IDX employees. The location, dates and times for such activities to be scheduled as mutually agreed to by the parties.

 5.10 LanVision shall also provide [CONFIDENTIAL] Support Day at
         [CONFIDENTIAL] for every [CONFIDENTIAL] in Application Software Fees paid to LanVision by IDX.

 5.11 As mutually agreed upon, IDX will reimburse LanVision for reasonable travel and living expenses incurred by LanVision in the course of providing support services and other







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EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.


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         assistance to IDX as provided for in this Section 5. LanVision shall provide any additional training requested by IDX in excess of training specified in this Section 5 at the then-current LanVision Services Rates. If IDX requests that training occur at other than LanVision's facilities, as mutually agreed upon, IDX shall reimburse LanVision for reasonable travel and living expenses.

 5.12 At IDX's request, LanVision will perform Application Administration Services for ASPeN Services provided out of a potential future IDX Data Center for rates defined in Schedule D. IDX shall pay for the cost of the [CONFIDENTIAL] required for LanVision to provide the Application Administration Services remotely from LanVision facilities.

 5.13 Should IDX choose to provide ASPeN Services via an IDX Data Center, then at IDX's request, LanVision shall provide IDX Data Center setup assistance, installation and implementation services, training, integration and image enabling services, upgrade services, and other consulting services to IDX [CONFIDENTIAL] at LanVision's then-current Services Rates. LanVision's rates in effect as of the Effective Date are set forth in Schedule D.

 5.14 New Updates, Releases, and Versions of the Software distributed generally to users of the Software shall be provided at no charge to IDX for its own internal use.

 5.15 LanVision shall cooperate with and assist IDX as reasonably necessary in order for IDX to respond to Requests for Proposals or Requests for Information from prospective customers as such requests relate to the Software or ASPeN Services.

 5.16 Except as otherwise provided for in this Section 5, as mutually agreed upon, IDX will receive training from LanVision [CONFIDENTIAL] at the then-current LanVision Services Rates, listed in Schedule D.

 5.17 Upon request from IDX, LanVision shall provide specifications and configuration recommendations necessary for the most current Version of the Software and any associated hardware and third party software.

 5.18 Upon request from IDX, LanVision shall execute a Business Associate Amendment to this Agreement as required under the Health Insurance Portability and Accountability Act of 1996 ("HIPAA").

 5.19 LanVision shall maintain, at its own cost and expense, a policy of electronic manufacturers and computer services errors and omissions liability insurance with limits of not less than [CONFIDENTIAL] per occurrence and [CONFIDENTIAL] in the aggregate for so







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         long as such coverage is reasonably available at commercially affordable premiums. LanVision shall provide IDX written notice of any termination or significant alteration of such insurance coverage. From time to time as reasonably requested by IDX, LanVision shall provide IDX with evidence of such coverage in the form of a Certificate of Insurance.

 5.20 LanVision shall reimburse IDX [CONFIDENTIAL] previously received by LanVision that are [CONFIDENTIAL] due to: [CONFIDENTIAL] .


6.       IDX'S RESPONSIBILITIES

 6.1 IDX shall perform product integration and testing with the assistance of LanVision pursuant to the provisions of Section 5.9 of this Agreement.

 6.2  IDX shall add LanVision to any IDX published partner list.

 6.3 IDX shall issue a mutually agreed upon joint press release announcing the relationship covered by this Agreement within fourteen days of executing this Agreement.

 6.4 IDX shall market and promote the Software and ASPeN Services to prospective customers.

 6.5 IDX shall provide LanVision, on a quarterly basis, with a list of Customers and prospective customers with whom IDX is negotiating to provide the Software or ASPeN Services, which will be provided subject to the provisions of Section 13.

 6.6 If IDX incorporates information about the Software or ASPeN Services and Documentation in IDX's documentation, IDX will identify the Software, ASPeN Services and Documentation as being proprietary to LanVision, and will include all proprietary markings required by LanVision as shown in Schedule A, Section 2.

 6.7 IDX shall have the right to use and/or distribute LanVision's Collateral, marketing materials and Documentation related to the Software or ASPeN Services as deemed appropriate by IDX. IDX is responsible for the creation and delivery of marketing materials to prospective customers, including adaptation of LanVision materials, associated with any private labeled Software, ASPeN Services and/or Documentation.

 6.8 IDX shall contract with Customers for the provision of interface, integration, and/or professional services, as appropriate. LanVision shall provide installation, training, interface, integration, and/or professional services to Customers at the then-current








NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

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         LanVision Services Rates. LanVision's rates in effect as of the
         Effective Date are set forth in Schedule D.

 6.9 IDX shall be solely responsible to conduct, at its expense, all alpha testing and beta testing of the interface and integration programming created by IDX pursuant to Section 4.2.


7.       MUTUAL RESPONSIBILITIES

 7.1 LanVision and IDX shall perform additional responsibilities to be added by mutual agreement to this Agreement from time to time (such additional responsibilities shall be specified in an amendment to this Agreement and executed by both parties).

 7.2 Any promotional material in the form of printed brochures, advertisements, press announcements, slide presentations, and other forms which are prepared by LanVision or IDX but which specifically promote or describe the other party's products or services will be based upon the technical descriptions prepared by the other party and the other party's trademark guidelines. However, printed brochures, advertisements and press announcements shall be subject to the other party's approval.

 7.3 In the event LanVision or IDX generates press announcements that specifically promote or describe the other party, sales or significant milestones by the other party, or the relationship created by this Agreement, the generating party will notify the other party of the anticipated press announcement, and will provide a copy of the press announcement to the other party for the other party's review and comment prior to release of the press announcement. Neither LanVision nor IDX shall issue any such press release or make any public statement about the other party, without the prior written consent of the other party, except to the extent that may be required by law, rule, or regulation.

 7.4 The parties shall perform their obligations under this Agreement in a manner that will preserve and protect the good business reputation of each. As a part of this commitment, each party shall represent the other's products, services, and company to third parties in an accurate and commercially favorable manner. The obligations under this Paragraph
         7.4 shall survive termination of this Agreement. Each party acknowledges that a breach of its obligations under this Paragraph 7.4 may cause irreparable harm to the other party for which monetary damages may be inadequate. Each party will be entitled to seek injunctive relief for any such breaches, threatened or actual, in addition to exercising any other remedies at law or equity.








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CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

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 7.5  The parties shall meet at least quarterly, or as otherwise agreed, to review marketing, sales and integration efforts under this Agreement, to analyze and determine proper procedures to ensure the successful marketing and promotion of the Software and ASPeN Services, and to review IDX's forecast of estimated Software and/or ASPeN Services sales. Such meetings may be in person or by telephone and shall be held at mutually agreeable times and locations. The parties may participate in joint marketing programs and presentations, including trade shows, industry events, and targeted sales calls, as may be agreed by the parties.

 7.6 Notwithstanding anything to the contrary in this Agreement, LanVision, IDX and their affiliates shall, in accordance with their respective legal obligations, including but not limited to filings permitted or required by the Securities Act of 1933 and the Securities Exchange Act of 1934, NASDAQ and other similar regulatory bodies, make (i) such press releases and other public statements and announcements as LanVision, IDX or their affiliates deem necessary and appropriate in connection with this Agreement and the transactions contemplated hereby, and (ii) any and all statements LanVision, IDX, or their affiliates deem in their sole judgment to be appropriate in any and all filings, prospectuses and other similar documents.


8.       MAINTENANCE, SUPPORT AND IMPLEMENTATION SERVICES

 8.1 It is IDX's desire to utilize LanVision maintenance, support and implementation services for the Software. IDX may act to triage support calls and identify whether Customer problems are attributable to IDX or LanVision products and services. Furthermore, IDX Customers dissatisfied with LanVision maintenance, support and implementation services may escalate such concerns to IDX.

 8.2 LanVision authorizes IDX, as an agent of LanVision, to execute the end user Maintenance Services Agreement in the form attached hereto as Schedule C, Part 3 with Customers, thereby binding LanVision to its terms and conditions. LanVision authorizes IDX, as an agent of LanVision, to collect payment of Support Fees from Customers and to remit to LanVision the net amount due to LanVision as follows: IDX shall pay LanVision [CONFIDENTIAL] of the then current Base Fee, per Customer, for First-Level, Second-Level and Third-Level Support. LanVision shall have the right to increase Support Fees [CONFIDENTIAL]. As to each Customer, applicable Support Fees will commence upon [CONFIDENTIAL], whichever is first, and will be reported and paid [CONFIDENTIAL] in advance, unless a particular Customer contracts with IDX (as an agent of LanVision) for such Support Fees to be paid [CONFIDENTIAL], in which case, IDX shall pay LanVision [CONFIDENTIAL] in advance. Any support services








NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

         provided by LanVision in addition to support services covered by annual Support Fees, shall be billed to Customers by LanVision directly. However, if Customer's Support Fees increase due to an expansion of Customer's usage or license quantities authorized by IDX, as described in Section 8.2 of the EMR Application Software Sublicense Agreement, IDX shall bill and be responsible for collection of additional Support Fees. In addition, if a Customer purchases from IDX additional hardware or third party software and such additional purchases result in additional support fees to be charged to said Customer, IDX shall bill and be responsible for collection of such additional support fees.

 8.3 LanVision shall provide First Level Support, Second Level Support and Third Level Support for the Software or ASPeN Services directly to IDX Customers who have entered into a Maintenance Services Agreement or ASPeN Services Agreement, whichever is applicable. Such Support Services shall be performed with a level of responsiveness no less favorable to Customers than that described in Schedule E (Technical Severity and Client Priority Descriptions). IDX shall be solely responsible for the support and maintenance of any IDX product offering. LanVision shall serve as the point of contact for Customers regarding the Software or ASPeN Services maintenance and support, and shall provide all call center operations for Customers.


 8.4 Unless otherwise agreed to in writing between IDX and LanVision, LanVision shall contract directly with Customers for implementation services.

 8.5 At IDX's request, LanVision will assist in moving the Data Center operations for IDX Customers and the hosting of the application in IDX's Data Center, upon mutually agreed upon terms and conditions, to be determined at that time. At that time, IDX shall acquire, fund, implement and maintain facilities, equipment, and software (including third party hardware and software needed to operate and support the Software) collectively making up the Data Center, as necessary to enable IDX to deliver ASPeN Services to its Customers. IDX shall develop and follow standard operating, employee training/certification, and quality control procedures that shall be designed to ensure that ASPeN Services are of high quality, reliable, and consistent with then current LanVision provided ASPeN Services. In the interim, LanVision shall provide services to IDX through the LanVision ASPeN Data Center to allow IDX to provide ASPeN Services to its Customers. Based on location and management of the Data Center used for the delivery of ASPeN Services, ASPeN Services Fees to LanVision will vary as defined in Schedule B, Part 2, Sections 1 and 2.







NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

 8.6 To the extent that LanVision, or its successor, fails to provide maintenance, support and implementation services in accordance with this Section 8 of the Agreement, then such failure shall be considered a LanVision default pursuant to Section 16.3 and, subject to the cure period, shall cause Source Code release to IDX as described in Section 18.


9.       APPLICATION SOFTWARE FEES AND PAYMENT

IDX shall pay LanVision Application Software Fees in accordance with the terms set forth on Schedule B. The fees for all other services provided by LanVision to IDX are on a [CONFIDENTIAL] at LanVision's then current Services Rates, unless otherwise specified in this Agreement. LanVision's Services Rates in effect as of the Effective Date are set forth in Schedule D.

 9.1 Software License Fees - perpetual licenses through EMR Software Application Sublicense Agreement

         For each perpetual sublicense of the Software granted by IDX to a Customer through an EMR Application Software Sublicense Agreement, IDX shall pay to LanVision the associated Application Software Fees as indicated in Schedule B, Part 1. Application Software Fees due LanVision for Software sublicenses contracted by IDX on a perpetual basis shall be reported to LanVision within thirty (30) days and due and payable to LanVision within forty-five (45) days after the end of the calendar month in which the applicable milestone occurs, as follows:


[CONFIDENTIAL]

 9.2 CodingANYware License Fees - term sublicenses through term codingANYware software sublicense agreement. The parties shall mutually agree upon the form of the codingANYware software sublicense agreement applicable to the LanVision codingANYware software within ninety (90) days of the Effective Date and attach such agreement to Schedule C,
         Part 2.

















NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

For each term sublicense of the codingANYware Software executed by IDX for a Customer, IDX shall pay to LanVision the associated Application Software Fees on a monthly basis, in arrears, as indicated in Schedule B, Part 1, Section 2. Application Software Fees are due and payable to LanVision within thirty (30) days after the end of the applicable month.


 9.3  ASPeN Services Fees - ASPeN Services Through ASPeN Services Agreements


For each ASPeN Services Agreement executed by IDX for a Customer, IDX shall report and pay to LanVision the associated ASPeN Services Fees on a monthly basis, in arrears, as indicated in Schedule B, Part 2. ASPeN Services Fees are due and payable to LanVision within thirty (30) days after the end of the applicable month.

 9.4 IDX shall provide LanVision with a summary report that lists the Application Software Fees due LanVision for each Customer that identifies the Customer's name, contract date, type of contract (Software perpetual sublicense, term sublicense or ASPeN Services Fees) and the appropriate Application Software Fees owed. The Application Software Fees report shall be sent to LanVision within thirty (30) days after the end of the quarter in which the Application Software Fees payment milestones listed in Section 9.1, 9.2, or 9.3 occurs.

 9.5 LanVision will provide First Level Support, Second Level Support (excluding any hardware and third party software installed at the Customer site) and Third Level Support for the Software as described in
         Section 8 for all ASPeN Services as a part of the ASPeN Services Fees.

 9.6 No more than [CONFIDENTIAL], LanVision reserves the right to change the Application Software Fees (Schedule B), or Services Rates (Schedule D) upon 60 day's prior written notice to IDX. For any given [CONFIDENTIAL], the Application Software Fees or Services Rates may not be increased [CONFIDENTIAL]. However, upon a change in the Application Software Fees or Services Rates, LanVision will honor all documented outstanding quotes to potential customers for a period of 90 days.








NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

 9.7 IDX shall pay when due or, if necessary, reimburse LanVision for all sales, use, property, excise, and other similar taxes, including penalties and interest arising from IDX's failure to pay such taxes timely, in connection with the products and services provided by LanVision under this Agreement, exclusive of taxes based on LanVision's net income or corporate franchise. If IDX has tax-exempt status, it shall supply LanVision with its tax-exempt certificate and/or number as necessary. Taxes are due as assessed.

 9.8 IDX shall pay all amounts due, except those disputed in good faith, under this Agreement, or upon receipt of an invoice. IDX shall pay a monthly service charge of [CONFIDENTIAL] on all such amounts not paid within 30 days of the due date.

10.      AUDIT

 10.1 During the term of this Agreement, IDX shall maintain complete and correct financial and business records regarding the marketing, distribution, sublicensing and support of the Software or ASPeN Services to Customers. At any time during the term of this Agreement and for a period of 12 months thereafter, LanVision shall have the right to audit the relevant portions of IDX's financial and business records to verify compliance with this Agreement. Such audits shall take place upon reasonable request during regular business hours in a manner to minimize the disruption to IDX's operations. If an audit shows that IDX has underpaid Application Software Fees to LanVision, IDX shall immediately pay LanVision the amount of the deficiency. Similarly, if the audit shows that IDX overpaid LanVision, LanVision shall immediately reimburse IDX for the excess payment. If an audit shows that IDX has underpaid Application Software Fees to LanVision by more than 10%, IDX shall reimburse LanVision for the cost of the audit, as well as any retroactive fees due LanVision.

 10.2 In the event that the ASPeN Services are provided through an IDX Data Center, IDX will provide LanVision with monthly remote dial up access to the IDX database server via modem or other secure remote access device in order for LanVision to audit the LanVision database Patient Encounters pursuant to the provisions of Section 10.1 and Schedule B. The audit must be performed in a manner that minimizes the impact on IDX's operations and/or customer service activities.

11.      WARRANTIES

 11.1 LanVision represents and warrants that LanVision has full power and authority to enter into this Agreement and has sufficient right, title, and interest in the Software, ASPeN Services and LanVision Collateral to make the grant and the commitments made in this








NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

         Agreement, and shall not make, or has not made, any commitments to others inconsistent with this Agreement.

 11.2 FUNCTIONAL PERFORMANCE

         LanVision warrants, for a period of [CONFIDENTIAL] from the date of installation, that the Software, when properly installed, operated with the equipment configuration and in the operating environment specified by LanVision, and used in accordance with the Software's Documentation, will conform in all material respects to the most current Documentation. As LanVision's sole responsibility and IDX's exclusive remedy, in the event of any breach of this warranty, LanVision shall repair or replace the item so that it conforms as required, or, if unable to do that, shall [CONFIDENTIAL].

11.3     SERVICES

         LanVision warrants that all services that it performs hereunder will be of professional quality conforming to generally accepted industry standards. As LanVision's sole responsibility and IDX's exclusive remedy in the event of any material failure to meet such standard, LanVision shall re-perform the non-conforming services at no charge and at the level warranted above.

11.4     HIPAA

         LanVision covenants that its generally available Software will comply with all final regulations promulgated under HIPAA on or prior to the applicable compliance dates.

11.5     NO DISABLING DEVICES

         LanVision warrants that the Software shall contain no Disabling Device. As LanVision's sole responsibility and IDX's exclusive remedy, in the event of any breach of this warranty, LanVision shall repair or replace the item so that it conforms as required.

11.6     NO CLAIMS

         LanVision represents and warrants that it is not a party to or recipient of any claim, lawsuit, litigation, or other legal matter that would prevent, prohibit, or delay LanVision from performing its duties under this Agreement or any end user Maintenance Services Agreement with Customers.






NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

11.7     WARRANTIES TO CUSTOMERS

         LanVision authorizes IDX to pass through the foregoing warranties to Customers who sublicense the Software from IDX in accordance with Schedule C.


11.8 DUE TO THE NATURE OF COMPUTER SOFTWARE PROGRAMS, LANVISION DOES NOT WARRANT THAT THE OPERATION OF THE SOFTWARE WILL BE ENTIRELY ERROR FREE. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, LANVISION MAKES NO OTHER WARRANTIES AND HEREBY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE ASPeN SERVICES AND THE SOFTWARE, INCLUDING ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

11.9 IDX represents and warrants that IDX has full power and authority to enter into this Agreement and has sufficient right, title, and interest in IDX's product offering that includes the Software or ASPeN Services and IDX Collateral to make commitments made in this Agreement, and shall not make any commitments to others inconsistent with this Agreement.

11.10 EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, IDX MAKES NO OTHER WARRANTIES AND HEREBY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, CONCERNING IDX PRODUCT OFFERING, INCLUDING ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

11.11 Neither party has authority to make any warranty or representation concerning the other's products or services that exceeds the warranties or representations the other party has authorized in writing. Any warranty or representation given by either party to any third party shall be the sole responsibility of that party. The other party shall have no liability for the granting party's failure to honor such warranty or representation, unless otherwise agreed to in writing.


12.       INDEMNITIES AND LIABILITIES

 12.1 LanVision shall indemnify and hold IDX harmless from any and all liabilities, damages, costs, including reasonable attorney fees (collectively, "Damages") arising from third party claims sustained by IDX due to LanVision's breach of its representations,






NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

         warranties and/or obligations under this Agreement or due to LanVision's products or services. IDX shall indemnify and hold LanVision harmless from any and all Damages arising from third party claims sustained by LanVision due to IDX's breach of its representations, warranties and/or obligations under this Agreement. To obtain such indemnification, the party to be indemnified must promptly notify the indemnifying party in writing of the liability claim, and give the indemnifying party all necessary information, reasonable cooperation, and the exclusive authority to evaluate, defend, and/or settle the claim.

 12.2 If IDX receives a claim that the Software or ASPeN Services infringes a patent, copyright, or other intellectual property right, IDX shall promptly notify LanVision in writing of all details associated with the claim, and will give LanVision all necessary information and assistance and the exclusive authority to evaluate, defend, and/or settle such claim. Provided such timely notice, assistance, and authority have been given by IDX, LanVision (and/or its licensor) shall defend, at its own expense, such claim and will indemnify and hold IDX harmless from all damages and expenses, including court costs and reasonable attorney fees, incurred or awarded as a result of the claim. If, as a result of the infringement claim, IDX is enjoined from using the Software or ASPeN Services, LanVision (and/or its licensor) will, at its option,
         (a) procure for IDX the right to use or sublicense the Software, (b) replace or modify the Software, at no cost to IDX or its Customers, to perform the same or substantially the same functions in a manner so as to avoid infringement, or (c) if unable to do either of the foregoing after expending all reasonable efforts, remove the Software [CONFIDENTIAL]. The foregoing indemnity will not apply to infringement caused by programming made to the specification or design of IDX, IDX's modification of the Software, or IDX's use of the Software in combination with anything not authorized by LanVision, unless LanVision agrees to the specifications and design of the modification in advance. The limitation set forth in the last sentence of Section 12.3 below shall not apply to infringement claims under this Section 12.2. This
         Section 12.2 states LanVision's entire obligation and liability with respect to any infringement claim.







NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

 12.3  IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY
         INCIDENTAL, CONSEQUENTIAL, INDIRECT, OR SPECIAL DAMAGES, INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOSS OF REVENUE OR PROFITS, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHERMORE, IN NO EVENT SHALL EITHER PARTY'S LIABILITY UNDER THIS AGREEMENT TO THE OTHER PARTY EXCEED THE AGGREGATE AMOUNT OF FEES PAID BY IDX TO LANVISION UNDER THIS AGREEMENT. THE FOREGOING LIMITATION SHALL NOT APPLY TO ANY LIABILITY OF LANVISION ARISING OUT OF SECTION 12.2 ABOVE.

 12.4 The obligations under Section 7.4, Section 8, Section 9, this Section 12, Section 13 and 15.1.7 shall survive termination of this Agreement.

13.      PROPRIETARY RIGHTS AND CONFIDENTIALITY

 13.1 Neither LanVision nor IDX shall use or disclose to any person the other's Confidential Information, except upon the other's written authorization and except for purposes in accordance with this Agreement. Any disclosure of the other's Confidential Information to IDX's agents, employees, or subcontractors by IDX or to LanVision's agents, employees, or subcontractors by LanVision shall be made only in the normal course of business, on a need-to-know basis within the scope and purpose of this Agreement, and under written agreements requiring such agents, employees, and subcontractors to treat all Confidential Information as strictly confidential as required by this Agreement. Neither LanVision nor IDX shall make copies of any materials containing the other's Confidential Information, except as authorized by this Agreement or otherwise in writing by the other.

 13.2 Each party shall be permitted to disclose the other's Confidential Information to the extent that the party is required by law to disclose such Confidential Information, provided the party so required gives the other party a reasonable opportunity to contest the disclosure and/or obtain a protective order.

 13.3 IDX shall not distribute or otherwise transfer in any way the Software, ASPeN Services or Documentation, except as provided in this Agreement. IDX shall not decompile or otherwise reverse engineer or decode the Software. IDX shall not disclose the results of any benchmark tests run on the Software or ASPeN Services without the prior written consent of LanVision.

 13.4 The Software, ASPeN Services and Documentation and all copies, versions, and derivative works of the Software, ASPeN Services and Documentation made by or on behalf of IDX are and shall remain the sole property of LanVision or its licensors. IDX shall, as






NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

         applicable, put LanVision's proprietary notice on all such copies, in whole or in part and in any form, made by IDX. The current form of LanVision's proprietary notice is set forth in Schedule A.

 13.5 The obligations under this Section 13 shall survive termination of this Agreement. Each party acknowledges that a breach of its obligations under this Section 13 may cause irreparable harm to the other party and/or its licensors for which monetary damages may be inadequate. Each party and/or its licensors will be entitled to seek injunctive relief for any such breaches, threatened or actual, in addition to exercising any other remedies at law or equity.

14.       DISPUTE RESOLUTION

 14.1 In the event that a dispute arises between IDX and LanVision that cannot be resolved in the normal course, the following dispute resolution procedures shall be followed:

         14.1.1 If in the opinion of either party, the other party has failed to resolve a reported problem or issue or to comply with the requirements of the Agreement, or to perform its obligations in a satisfactory manner, then this dispute resolution procedure shall be invoked prior to either party availing itself of any legal or equitable remedies against the other party.

         14.1.2 The following table lists the levels of escalation, the duration within a level, and the associated personnel at each level. In the event that a problem has not been resolved or a corrective plan of action has not been mutually agreed upon within the specified duration, either party may choose to escalate the problem or issue to the next level.








NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

           ----------------------------------------------------------------------------------------------------------

           ESCALATION LEVEL           CALENDAR DAYS              LANVISION               IDX
           -------------------------- -------------------------- ----------------------- ----------------------------

           1                          [CONFIDENTIAL]             CHANNEL                 BUSINESS DEVELOPMENT
                                                                 MANAGER                 MANAGER
           -------------------------- -------------------------- ----------------------- ----------------------------

           2                          [CONFIDENTIAL]             EVP SALES AND           DIRECTOR  BUSINESS
                                                                 SERVICES                DEVELOPMENT
           -------------------------- -------------------------- ----------------------- ----------------------------

           3                          [CONFIDENTIAL]             PRESIDENT & CEO         PRESIDENT, ISD
           -------------------------- -------------------------- ----------------------- ----------------------------

           4                          [CONFIDENTIAL]             NON-BINDING MEDIATION   NON-BINDING MEDIATION
           ----------------------------------------------------------------------------------------------------------

 14.1 This dispute resolution process may occur concurrently with the exercise of other rights and remedies available under this Agreement. This provision shall not apply to claims for equitable relief (e.g., injunction to prevent disclosure of confidential information).

15.      MEDIATION

 15.1 Any controversy or claim arising out of or relating in any way to this Agreement, or the breach thereof, which has not been resolved pursuant to the dispute resolution procedure set forth in Section 14 shall be submitted for non-binding mediation. The parties further agree as follows:

         15.1.1 That once either party has submitted a written request for mediation to the CPR Institution for Dispute Resolution, a nonprofit organization located at 366 Madison Avenue, New York, New York 10017-3122, the parties shall choose a mediator from a list provided by the CPR Institution of individuals knowledgeable and experienced in the area of computer information systems that are designed for processing healthcare data. Within ten days of receipt of such a list, each party shall notify the CPR Institution which individuals listed are acceptable as mediators. The CPR Institution shall choose the mediator from the listed individuals, which both parties found acceptable. If the parties are unable to choose a mutually acceptable mediator in this manner, the CPR Institution shall then promptly choose the mediator.

         15.1.2 The mediation must include all parties and claims involving common questions of







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CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND
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

                  fact or law whose presence is required to resolve the dispute.

         15.1.3 The mediator shall be instructed to conduct the proceedings and render a recommendation in the shortest reasonable time;

         15.1.4 This mediation provision shall not apply to any claim for equitable relief (e.g. an injunction to stop copyright infringement), which any party has relating to this Agreement.

         15.1.5 If the parties so agree, they may exchange with each other memoranda submitted to the mediator setting forth their respective positions with regard to the issues that need to be resolved.

         15.1.6 The mediator may retain an expert or consultant only with the express agreement of the parties upon terms, conditions and fees agreed upon by the parties.

         15.1.7 That information and documents not otherwise in the public domain that are used at or in connection with the mediation shall not be disclosed to third parties by the mediator or the parties without the prior written consent of both parties. Neither the fact that the mediation occurred nor the result of the mediation shall be admissible in evidence in a subsequent proceeding brought on the same claims that were presented at the mediation. This Section 15 shall survive termination of the Agreement.


16.      TERM AND TERMINATION

 16.1 This Agreement shall commence on the Effective Date and shall continue for an initial term of five years. Thereafter, this Agreement shall automatically renew for successive renewal terms of one year each, unless and until this Agreement is terminated in accordance with this Agreement.

 16.2 At the end of the initial term or any renewal term, IDX may terminate this Agreement upon 90 days' prior written notice to LanVision, subject to the continuation of the rights and obligations pursuant to Paragraph
         16.5 below. At least 120 days prior to the end of the initial term or any renewal term, LanVision may provide written notice to IDX of any changes to this Agreement that will apply to the following annual renewal term, if any. Such changes shall be consistent with the terms and conditions that LanVision includes in agreements with other resellers of similar types and quantities of LanVision Software.







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CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

 16.3 Failure by either party to comply with any material term or condition of this Agreement shall constitute default. The non-defaulting party shall be entitled to give written notice to the defaulting party requiring it to cure the default. The notice shall include a detailed description of the act or omission that constitutes default. If the default relates to nonpayment of fees, the defaulting party has 30 days after receipt of the notification to cure the default. If the defaulting party has not cured any other default within 120 days after receipt of the notice, the non-defaulting party may terminate this Agreement by giving written notice to take effect upon receipt. The right to cure a default shall not apply to defaults that, by their nature, cannot be effectively cured (e.g., a breach of the obligations of Section 13 above). The right to terminate this Agreement is in addition to any other rights and remedies provided under this Agreement or otherwise under law.

 16.4 Notwithstanding any provision to the contrary hereunder, this Agreement may be terminated by written notice of LanVision to IDX, or by IDX to LanVision, if any court of competent jurisdiction shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement.

 16.5 Upon the termination of this Agreement, all of the rights and obligations of the parties under this Agreement shall remain in full force and effect to the extent reasonably necessary to satisfy the then outstanding obligations that IDX has to Customers existing as of the date of termination; provided, however, that IDX continues to pay the Application Software Fees and maintenance and Support Fees to LanVision in accordance with Schedule B and Section 8. However, all sublicenses to Customers granted by IDX shall continue in full force and effect pursuant to said Customers' sublicenses.

 16.6 In the even that this Agreement is terminated for any reason whatsoever, LanVision will honor all then current Customer Maintenance Services Agreements.


17.      INDEPENDENT CONTRACTOR
         LanVision and IDX shall be and shall remain independent contractors. Nothing in this Agreement shall be deemed to constitute the parties as partners, and neither party shall have any authority to act, or attempt to act, or represent itself, directly or by implication, as an agent of the other or in any manner assume or create, or attempt to assume or create, any obligation on behalf of or in the name of the other, nor shall either be deemed the agent or employee of the other, except as otherwise specified in this Agreement.








NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

18.      SOFTWARE ESCROW

 18.1 LanVision shall own or otherwise have rights in the Software and all Software programming changes made by IDX or LanVision. Source Code for the Software, including without limitation all associated technical documentation and source code cross reference materials, shall be placed into escrow pursuant to the provisions of LanVision's current Source Code escrow agreement, that includes Source Code release provisions as described in Sections 18.1.1, 18.1.2 and 18.2 below. The Source Code shall be released to IDX by the escrow agent in the event any of the following events occur:

         18.1.1 LanVision ceases to conduct business through liquidation or forced disillusionment, voluntary or involuntary liquidation under the United States Bankruptcy Code.

         18.1.2 LanVision has committed an act of default under this Agreement and fails to cure the default pursuant to Section 16.3, provided access to the Source Code is required to cure the underlying default.

 18.2 Software Source Code obtained by IDX under this Section shall be returned to LanVision when all of IDX's rights to the Software terminate. All such Source Code shall be treated by IDX as LanVision Confidential Information as provided in Section 13. IDX's rights to use Source Code shall be solely limited to accomplish the delivery, installation, support, development, and modification of Software to meet the needs of IDX's then existing Customers.

19.      MISCELLANEOUS

 19.1 Nonsolicitation. Each party shall refrain from soliciting for employment any employee of the other until 12 months have elapsed following termination of this Agreement, or until 12 months have elapsed following termination of the employment of the employee, whichever occurs first. Participation in job fairs, publishing general job postings or advertisements, etc. shall not be considered "solicitation" for purposes of this section.

 19.2 Assignment. Neither party may assign or otherwise transfer this Agreement or any rights or obligations under this Agreement to any third party without the prior written consent of the other party, except that this Agreement may be transferred to a successor to all or substantially all of the assets and business or equity of the transferring party or to an affiliate of such party as determined in Securities Exchange Act of 1934. Consent shall






NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

         not be unreasonably withheld. Subject to the restriction on transfer set forth in this Section 19.2, this Agreement shall be binding upon and shall inure to the benefit of the parties' successors and assigns.

 19.3 Waiver. The failure of either party to act upon any right, remedy, or breach of this Agreement shall not constitute a waiver of that or any other right, remedy, or breach. No waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

 19.4 Notices. Unless provided otherwise in this Agreement, any notice required or permitted under this Agreement shall be personally delivered, or sent by telefax, courier, express or overnight delivery service, or by certified mail, postage prepaid, return receipt requested, to the following address:

If to LanVision:           LanVision, Inc.
                           5481 Creek Road
                           Cincinnati, OH 45242
                           Attention: J. Brian Patsy, Chief Executive Officer
                           Telefax: (513) 794-7272

If to IDX:                 IDX Information Systems Corporation
                           1001 4th Avenue Plaza, Suite 1500
                           Seattle, WA  98154
                           Attention: President, ISD
                           Telefax: (206) 622-9951

                           With a copy to:
                           Vice President and General Counsel
                           IDX Information Systems Corporation
                           40 IDX Drive
                           P.O. Box 1070
                           Burlington, VT 05402-1070
                           Telefax:  (802) 862-6351

                  or to such other address as shall be advised by any party to the other in writing. Notices shall be effective as of the date of receipt.


NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

 19.5 Governing Law. This Agreement and any claim arising out of this Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, excluding its conflict of laws principles.

 19.6 Provisions Severable. The provisions of this Agreement are severable. If any provision is held to be invalid, unenforceable, or void, the remaining provisions shall not as a result be invalidated.

 19.7 Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties relating to the object and scope of this Agreement. Any representation, statement, or warranty not expressly contained in this Agreement shall not be enforceable by the parties. This Agreement may not be amended except by a writing that specifically references this Agreement and is signed by authorized representatives of the parties.


LANVISION, INC.                                              IDX INFORMATION SYSTEMS CORPORATION

                  /s/ J. Brian Patsy                                         /s/ Michael E. Raymer
By:                                                          By:
      -------------------------------------------------            -------------------------------------------------
                     (Signature)                                                  (Signature)

                    J. Brian Patsy                                             Michael E. Raymer
-------------------------------------------------------      -------------------------------------------------------
               (Name Typed or Printed)                                      (Name Typed or Printed)

               Chief Executive Officer                                        Vice President, ISD
-------------------------------------------------------      -------------------------------------------------------
                       (Title)                                                      (Title)

NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

                                   SCHEDULE A


                               LANVISION SOFTWARE

1.       The Software existing on the date of this Agreement is as follows:

                  ELECTRONIC MEDICAL RECORD (EMR) SOFTWARE TO INCLUDE:
                  MICROVISION (VIEWER) VERSION 4.01
                  FOUNDATION SUITE VERSION 4.01
                  DOCUMENT CAPTURE SOFTWARE TO INCLUDE:
                           SCAN32 VERSION 2.01
                           DOC MODIFY VERSION 4.01
                  SYSTEM ADMINISTRATION VERSION 4.05
                  ACCESSANYWARE VERSION 1.00
                  CODINGANYWARE (IF AND WHEN AVAILABLE)


         2. The following form of proprietary notice shall be followed when including LanVision's proprietary notice in any copies of the Software and/or Documentation made by or for IDX:

         (C) [APPLICABLE YEAR] LANVISION, INC.

         ALL RIGHTS RESERVED

         This material contains proprietary and confidential information and is protected by copyright and trade secret laws. Unauthorized reproduction, distribution, or transfer of this material, or any portion of it, is strictly prohibited and may result in civil and criminal penalties. Known violators will be prosecuted to the maximum extent possible under the law.

         The following are service marks, trademarks or registered trademarks of LanVision, Inc.: accessANYware(SM), AccountVision(TM), ASPeN(SM), AVremit(TM), AVregister(TM), ChartVision(R), Document Capture System(TM), codingANYware(SM), DocModify(TM), Enterprisewide Correspondence(TM), Release of Information(TM), LanVision(TM), [LanVision Logo](TM), MicroVision(TM), MultiView(TM), OmniVision(TM), On-Line Chart Completion(TM), SCAN32(TM), VisionFlow(R) and WebView(TM).

         All other trademarks are trademarks or registered trademarks of their respective companies.

         DISCLAIMER
         LanVision, Inc. has taken due care in preparing this material. Nothing contained in this material alters in any way the terms and conditions of the license agreement by which the product was acquired, nor increases in any way LanVision's liability to the user. LanVision shall not be liable for any incidental, consequential, indirect, or special damages in connection with or arising from the







NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

         use of this or any related materials.

         LANVISION, INC.
         5481 Creek Road
         Cincinnati, Ohio 45242
         Phone:  (513) 794-7100
         Fax:  (513) 794-7272
         E-mail:  Webmaster@lanvision.com
         World Wide Web:  http://www.lanvision.com

















NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

                                   SCHEDULE B

Application Software Fees


PART 1: ACCESSANYWARE PERPETUAL PER VISIT PRICING (CUSTOMER FEES PROVIDED IN ATTACHMENT B-1, LANVISION PRICE BOOK - CUSTOMER EDITION)

        a. IDX shall pay to LanVision a Software License Fee based on the Customer list price in ATTACHMENT B-1, LANVISION PRICE BOOK - CUSTOMER EDITION, ACCESSANYWARE PERPETUAL PER VISIT CUSTOMER PRICE LIST less the discount in ATTACHMENT B-2 - VAR APPLICATION SOFTWARE FEES ROYALTY SCHEDULE. In addition, IDX or Customer shall pay professional Services Rates at [CONFIDENTIAL] of the rate listed in Schedule D.

        b. The accessANYware perpetual per visit license fees are calculated for each instance of accessANYware installed on a server (excluding test instances).

        c. The accessANYware license fees in ATTACHMENT B-1 include: Foundation Suite 4.x middleware and the accessANYware viewer.

        d.  Maintenance fees are not included.

        e. The accessANYware license allows the Customer to install and use the software, provided the Customer does not violate the ACCESSANYWARE PERPETUAL PER VISIT PRICING terms and conditions.

        f. The ACCESSANYWARE PERPETUAL PER VISIT PRICING includes one [CONFIDENTIAL] for each initial accessANYware order.

        g. Custom software is not included with the accessANYware license fees. Custom software is quoted [CONFIDENTIAL], per specifications provided to LanVision by IDX.

        h. 3rd party software such as Oracle database software, Eastman (now known as eiStream) workflow software, and Microsoft operating system software, et. al. is not included and is the obligation of IDX or its Customer to license in adequate quantities from the appropriate software vendor. LanVision may








NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

        resell, at a reasonable margin, certain 3rd party software licenses to IDX or its Customers, upon request.


PRICE LIST EXAMPLE FOR ACCESSANYWARE PERPETUAL PER VISIT PRICING CALCULATION

A Customer who wishes to license a new instance of the accessANYware perpetual per visit license with [CONFIDENTIAL] will have total perpetual per visit license fees as follows:

[CONFIDENTIAL] (Tier 2):                                      [CONFIDENTIAL]
[CONFIDENTIAL] (Tier 3):                                      [CONFIDENTIAL]
[CONFIDENTIAL] (Tier 1)                                       [CONFIDENTIAL]
[CONFIDENTIAL] (Tier 2)                                       [CONFIDENTIAL]
                      Subtotal accessANYware License:         [CONFIDENTIAL]

[CONFIDENTIAL]High speed scanning module (Scan32):            [CONFIDENTIAL]
[CONFIDENTIAL]Low speed scanning modules (DocModify):         [CONFIDENTIAL]
[CONFIDENTIAL]Low speed scanning modules (DocModify):         [CONFIDENTIAL]

                  TOTAL CUSTOMER SOFTWARE LICENSE FEES:       [CONFIDENTIAL]


The example above provides for unlimited deployment of the Software across the enterprise and unlimited simultaneous connections to the database. Fees are based on [CONFIDENTIAL]. [CONFIDENTIAL]. The example above does not include professional services fees related to system implementation. See Schedule D for Services Rates. This example does not include applicable third party software.


        PART 2: CODINGANYWARE TERM BASED SOFTWARE LICENSE (CUSTOMER FEES PROVIDED IN ATTACHMENT B-1, LANVISION PRICE BOOK - CUSTOMER EDITION)

codingANYware term based software licenses are ONLY offered to existing IDX Customers who have installed LanVision Software in the Customer's facilities or data center using accessANYware perpetual per visit software licenses and do not apply to Application Service Provider (ASP)-related services (ASPeN Services). IDX shall pay to LanVision a Software License Fee based on the Customer list price in ATTACHMENT B-1, LANVISION PRICE BOOK - CUSTOMER EDITION, CODINGANYWARE TERM PER VISIT CUSTOMER PRICE LIST less the discount in ATTACHMENT B-2, VAR APPLICATION SOFTWARE FEES ROYALTY SCHEDULE. In addition, IDX or Customer shall pay professional Services Rates at








NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

        [CONFIDENTIAL] of the rate listed in Schedule D. Customer is responsible for applicable third party software.

    b. codingANYware term based Software License Fees are based upon [CONFIDENTIAL] .

    c. Once the Customer Tier 1 cases coded volume limit is exceeded [CONFIDENTIAL] .

    d. The term agreement for each Customer is [CONFIDENTIAL]. The minimum Customer contracted amount is [CONFIDENTIAL]. Term based Software License Fees are payable to LanVision based on the Customer list price for [CONFIDENTIAL], and are due to LanVision within 30 days following the end of the month.

    e.   codingANYware term based license fees are [CONFIDENTIAL].

    f. Projected annual volume of cases coded will be determined from Customer's Annual Report or internal statistics from the previous fiscal year for purposes of budgeting annual license fees. However, billing shall be based on [CONFIDENTIAL] as reported per the pricing in ATTACHMENT B-1, LANVISION PRICE BOOK - CUSTOMER EDITION, CODINGANYWARE TERM PER VISIT CUSTOMER PRICE LIST.

NOTES:
1. codingANYware term based pricing IS PRELIMINARY--final term based pricing will be announced just prior to the product's move to general availability
     (GA). However, this preliminary pricing will be honored for all contracts signed prior to GA. Term based pricing is ONLY available for Customers that license accessANYware software for installation at Customer's facilities or data center (not ASP-based or ASPeN Services). All other Customers are required to use ASP-based codingANYware pricing per ATTACHMENT B-1, LANVISION PRICE BOOK - CUSTOMER EDITION, CODINGANYWARE ASPeN PER VISIT CUSTOMER PRICE LIST.
2.   Term contract has a [CONFIDENTIAL] term.
3.   Call LanVision Channel Management for custom quote [CONFIDENTIAL].

PRICE LIST EXAMPLE FOR CODINGANYWARE TERM BASED PRICING
Use the following example to estimate the [CONFIDENTIAL] Customer fees for the use of the codingANYware software by an individual Customer. This example assumes [CONFIDENTIAL]. A similar calculation must also be prepared for [CONFIDENTIAL].







NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

EXAMPLE FOR [CONFIDENTIAL] CASES

         Step 1

Find the highest applicable tier based upon [CONFIDENTIAL]. In this example it is [CONFIDENTIAL]

STEP 2

Determine the term-based fees by calculating the fees for each tier up to and including the highest tier that contains [CONFIDENTIAL]. See calculations below:

1)       THE [CONFIDENTIAL] cases are priced at [CONFIDENTIAL].
2)       THE NEXT [CONFIDENTIAL] cases are priced at [CONFIDENTIAL]
3)       How many cases have been priced so far? [CONFIDENTIAL]
4)       Find the remainder of the cases that need to be priced: [CONFIDENTIAL]
5)       THE REMAINING [CONFIDENTIAL] are priced in [CONFIDENTIAL]
6) Find the [CONFIDENTIAL] CUSTOMER LICENSE FEE by adding all the totals from [CONFIDENTIAL]
7)       Find the [CONFIDENTIAL] CUSTOMER LICENSE FEE:  [CONFIDENTIAL]
8)       Find the estimated TOTAL CUSTOMER LICENSE FEE FOR THE TERM
         [CONFIDENTIAL]



PART 3: ASPeN SERVICES (CUSTOMER SERVICE FEES PROVIDED IN ATTACHMENT B-1, LANVISION PRICE BOOK - CUSTOMER EDITION)

SECTION 1:  ACCESSANYWARE ASPeN SERVICES

ASPeN Services fees described in this PART 3, SECTION 1, SUBSECTION A (below) and in ATTACHMENT B-1, LANVISION PRICE BOOK - CUSTOMER EDITION, ACCESSANYWARE - ASPeN PER VISIT CUSTOMER PRICE LIST, may vary based on the host of the ASP-based data center. ASPeN Services include accessANYware and completionANYware services. CODINGANYWARE IS PRICED SEPARATELY AND IS NOT INCLUDED IN THIS OFFERING.

ASPeN Services Fees in ATTACHMENT B-1, LANVISION PRICE BOOK - CUSTOMER EDITION, ACCESSANYWARE ASPeN PER VISIT CUSTOMER PRICE LIST assume Customers will implement the Software on an enterprise-wide basis to include all clinical departments (Emergency Room, Inpatients, Outpatients, Outpatient Surgery). [CONFIDENTIAL]

[CONFIDENTIAL] TERMS AND CONDITIONS







NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

|_| Time sensitive implementation plan based on enterprise-wide deployment of ASPeN Services department by department over a [CONFIDENTIAL] period.
|_|      ASPeN Services Fees are assessed per [CONFIDENTIAL].
|_| Payment milestones commence upon the date of Customer contract execution, as follows:
|_| Customer shall have [CONFIDENTIAL] to implement the first department of their choosing. ASPeN Services Fees shall then be assessed for the first department upon reaching the [CONFIDENTIAL] .
|_| Customer shall have [CONFIDENTIAL] to implement a second department of their choosing. ASPeN Services Fees shall be assessed for the second department upon reaching the [CONFIDENTIAL].
|_| Customer shall have [CONFIDENTIAL] to implement a third department of their choosing. ASPeN Services Fees shall be assessed for that department upon reaching the [CONFIDENTIAL].
|_| Customer shall have [CONFIDENTIAL] to implement the fourth department. ASPeN Services Fees shall be assessed for that department upon reaching the [CONFIDENTIAL].
|_| Customer may capture documents from all four applicable departments during the [CONFIDENTIAL], but is only assessed ASPeN Services Fees for the departments rolled out according to the above [CONFIDENTIAL] terms and conditions.
|_| In the event that the Customer fails to pay a payment milestone, Customer shall be considered in default of the [CONFIDENTIAL] terms and conditions. Upon default, standard ASPeN Services Fees terms and conditions shall apply and are due and payable for enterprise-wide deployment (for all four departments) based on the previous year's hospital departmental visit statistics (see Subsection A below).
|_| Projected annual patient visit volumes for each department will be determined from Customer's Annual Report or internal statistics from the previous fiscal year for purposes of budgeting departmental ASPeN fees. However, billing shall be based on [CONFIDENTIAL], per the pricing in ATTACHMENT B-1, LANVISION PRICE BOOK - CUSTOMER EDITION, ACCESSANYWARE - ASPeN PER VISIT CUSTOMER PRICE LIST.


[CONFIDENTIAL] PRICING [CONFIDENTIAL]

The [CONFIDENTIAL] plan is designed for Customer's that desire to (i) implement ASPeN Services in only one department, or to (ii) implement a pilot program before committing to enterprise-wide deployment.








NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

|_| The [CONFIDENTIAL] plan is a [CONFIDENTIAL] sensitive pilot pricing plan based on [CONFIDENTIAL].
|_|      [CONFIDENTIAL] limit for pilot duration.
|_|      Fee of [CONFIDENTIAL] captured, billed monthly.
|_| [CONFIDENTIAL] participants have the right to convert to the [CONFIDENTIAL] pricing plan or the standard ASPeN Services Fees terms and conditions at any point in time.
|_| Once the [CONFIDENTIAL] plan or standard ASPeN Services Fees terms and conditions conversion option is selected, the Customer must continue on the newly selected plan and that plan's terms and conditions from date of conversion election forward.
|_| Upon conversion to any newly selected payment plan, the Customer does not receive credits for [CONFIDENTIAL] fees charged.
|_| Only third level software maintenance support fees are included in the [CONFIDENTIAL] pricing.


SUBSECTION A:     ACCESSANYWARE ASPeN SERVICES

The following defines the terms and conditions for accessANYware ASPeN Services:

1. accessANYware ASPeN Service Fees represent Customer list pricing. IDX shall pay to LanVision an ASPeN Services Fee based on the Customer list price in ATTACHMENT B-1, LANVISION PRICE BOOK - CUSTOMER EDITION, ACCESSANYWARE ASPeN PER VISIT CUSTOMER PRICE LIST. In addition, IDX or Customer shall pay professional Services Rates at [CONFIDENTIAL] of the rate listed in Schedule D.
2.   Fees include [CONFIDENTIAL] Level Support only.
3. Hardware and third party software and support for scanning equipment located at Customer site shall be billed separately as noted in Item 4 below. For provision of Level [CONFIDENTIAL] Support or Level [CONFIDENTIAL] Support, Software License Fees to LanVision will be increased according to the terms and conditions pursuant to the VAR ROYALTY SCHEDULE - ATTACHMENT B-2.
4. ASPeN Services Fees do not include implementation fees, interface fees, hardware and third party software and support costs for scanning equipment located at Customer site, communication costs, data storage fees in excess of 300 GB or scan software in excess of one Scan32 and one DocModify scan station per Customer. The fees for any additional scanning hardware and 3rd party software and support, storage and additional LanVision provided scan software shall be billable monthly on a term contract basis coterminous with the ASPeN Services Agreement.








NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

3. If requested, LanVision will provide Application Administration Services(1) to support the IDX Data Center at the rate pursuant to Schedule D.
4. ASPeN Services Fees may be adjusted pursuant to this LanVision - IDX Reseller Agreement. Thereafter, all new contracts will be at the adjusted rates.
5. Projected annual patient visit volumes will be determined from Customer's Annual Report or internal statistics from the previous fiscal year for purposes of budgeting annual license fees. However, billing shall be based on [CONFIDENTIAL] reported per the pricing in ATTACHMENT B-1, LANVISION PRICE BOOK - CUSTOMER EDITION, ACCESSANYWARE PER VISIT CUSTOMER PRICE LIST. These projected [CONFIDENTIAL] volumes will be used for calculating escalating [CONFIDENTIAL] ASPeN Services Fees. [CONFIDENTIAL]. [CONFIDENTIAL] of the prorated [CONFIDENTIAL] fees based on [CONFIDENTIAL] will be incurred for each successive [CONFIDENTIAL] period during [CONFIDENTIAL] up to a maximum of [CONFIDENTIAL] of the prorated [CONFIDENTIAL] fees, regardless of the time in which the Customer takes to fully implement the system.

     Example Customer ASPeN Services Fees:

     ----------------------------------------------------------------------------------------------------------
          PATIENT VISIT TYPE        HOSPITAL [CONFIDENTIAL]          ESTIMATED                ESTIMATED
                                    VISIT REPORT STATISTICS     [CONFIDENTIAL] FEES      [CONFIDENTIAL] FEES
     ----------------------------- -------------------------- ------------------------ ------------------------
     [CONFIDENTIAL]                     [CONFIDENTIAL]             [CONFIDENTIAL]           [CONFIDENTIAL]
     ----------------------------- -------------------------- ------------------------ ------------------------
     [CONFIDENTIAL]                     [CONFIDENTIAL]             [CONFIDENTIAL]           [CONFIDENTIAL]
     ----------------------------- -------------------------- ------------------------ ------------------------
     [CONFIDENTIAL]                     [CONFIDENTIAL]             [CONFIDENTIAL]           [CONFIDENTIAL]
     ----------------------------- -------------------------- ------------------------ ------------------------
     [CONFIDENTIAL]                     [CONFIDENTIAL]             [CONFIDENTIAL]           [CONFIDENTIAL]
     -------------------------------------------------------- ------------------------ ------------------------
                                                       TOTAL       [CONFIDENTIAL]           [CONFIDENTIAL]
     ----------------------------------------------------------------------------------------------------------

     Example Customer ASPeN Services Fees payable:

     -------------------------------------------------------------------------------------------
        DAYS POST-LIVE USE          PERCENT OF ESTIMATED         MINIMUM [CONFIDENTIAL] ASPeN
                                    [CONFIDENTIAL] FEES                 SERVICES FEES
     -------------------------------------------------------------------------------------------
             30 Days                   [CONFIDENTIAL]                   [CONFIDENTIAL]
     -------------------------------------------------------------------------------------------
             60 Days                   [CONFIDENTIAL]                   [CONFIDENTIAL]
     -------------------------------------------------------------------------------------------
             90 Days                   [CONFIDENTIAL]                   [CONFIDENTIAL]
     -------------------------------------------------------------------------------------------
             120 Days                  [CONFIDENTIAL]                   [CONFIDENTIAL]
     -------------------------------------------------------------------------------------------


After the [CONFIDENTIAL] period, the Customer will continue to pay
[CONFIDENTIAL]


--------
(1) Application Administration Services are defined as those administrative services required to build/maintain the ASPeN Services applications such as entering User IDs, profile maintenance, and document type maintenance.

NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

ASPeN Services Fee. However, at any time during the life of the contract, [CONFIDENTIAL].























NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

SECTION 2:  CODINGANYWARE ASPeN SERVICES (PRELIMINARY PRICING)(2)

As noted in Part 2, Note 1 (see page 3), term based pricing for codingANYware is [CONFIDENTIAL]. In addition, IDX or Customer shall pay professional Services Rates at [CONFIDENTIAL] of the rate listed in Schedule D.

    a.  codingANYware ASPeN Service Fees are based upon [CONFIDENTIAL]

    b. Once the Customer [CONFIDENTIAL] fees [CONFIDENTIAL] shall apply to [CONFIDENTIAL] is exceeded, etc. Individual Customer [CONFIDENTIAL].

    c. The term of the ASPeN agreement for each Customer is [CONFIDENTIAL]. The [CONFIDENTIAL] contracted amount is [CONFIDENTIAL] per year. Customer ASPeN Service Fees are payable based on the [CONFIDENTIAL], and are due to LanVision within 30 days following the end of the month.

    d. Projected volume of cases coded will be determined from Customer's Annual Report or internal statistics from the previous fiscal year for purposes of budgeting annual license fees. However, billing shall be based on [CONFIDENTIAL] as reported per the pricing in ATTACHMENT B-1, LANVISION PRICE BOOK - CUSTOMER EDITION, CODINGANYWARE - ASPeN PER VISIT CUSTOMER PRICE LIST.


The codingANYware fees in ATTACHMENT B-1, LANVISION PRICE BOOK - CUSTOMER EDITION, CODINGANYWARE ASPeN PER VISIT CUSTOMER PRICE LIST are for a stand-alone remote coding solution and are independent of the accessANYware ASPeN Service Fees (Part 3, Section 1). CodingANYware fees include Third Level Support only.

Hardware and third party software and support for scanning equipment located at Customer site shall be billed separately. For provision of Level [CONFIDENTIAL] Support or Level [CONFIDENTIAL] Support, Software License Fees to LanVision will be increased according to the terms and conditions pursuant to the VAR ROYALTY SCHEDULE - ATTACHMENT B-2. codingANYware fees do not include [CONFIDENTIAL]. The fees for additional scanning hardware and 3rd party software and support, storage and additional LanVision provided scan software shall be billable [CONFIDENTIAL] on a term contract basis coterminous with the codingANYware Services Agreement.














----------
(2) CodingANYware term based pricing IS PRELIMINARY - final term based pricing will be announced just prior to the product's move to General Availability. However, this preliminary pricing will be honored for all contracts signed prior to General Availability.

NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

                                   SCHEDULE B



                                 ATTACHMENT B-1

                     LanVision Price Book

                           Customer Edition



















NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

--------------------------------------------------------------------------------












LANVISION PRICE BOOK
CUSTOMER EDITION
                               (January 20, 2002)



















                                                     [LANVISION LOGO]












NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

(C)2002 LANVISION, INC.
ALL RIGHTS RESERVED

This material contains proprietary and confidential information and is protected by copyright and trade secret laws. Unauthorized reproduction, distribution, or transfer of this material, or any portion of it, is strictly prohibited and may result in civil and criminal penalties. Known violators will be prosecuted to the maximum extent possible under the law. The following are trademarks or registered trademarks of LanVision, Inc.: accessANYware(SM), AccountVision(TM), ASPeN(SM), ChartVision(R), codingANYware(SM), completionANYware(SM), Document Capture System(TM), Enterprisewide Correspondence(TM), LanVision(TM), [OBJECT OMITTED](TM), MicroVision(TM), MultiView(TM), OmniVision(TM), On-Line Chart Completion(TM), VisionFlow(R), and WebView(TM).

DISCLAIMER

LanVision, Inc. has taken due care in preparing this material. Nothing contained in this material alters in any way the terms and conditions of the license agreement by which the product was acquired, nor increases in any way LanVision's liability to the user. LanVision shall not be liable for any incidental, consequential, indirect, or special damages in connection with or arising from the use of this or any related materials.






LANVISION, INC.
5481 Creek Road

Cincinnati, Ohio  45242

Phone:  (513) 794-7100

Fax:  (513) 794-7272








NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

E-mail:  Webmaster@lanvision.com
World Wide Web:  http://www.lanvision.com

















NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





ACCESSANYWARE - [CONFIDENTIAL]

ACCESSANYWARE - [CONFIDENTIAL]

CODINGANYWARE - - [CONFIDENTIAL]

CODINGANYWARE - - [CONFIDENTIAL]

UTILITY SOFTWARE - [CONFIDENTIAL]

PROFESSIONAL SERVICES - [CONFIDENTIAL]















NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

                                 [CONFIDENTIAL]


                      UTILITY SOFTWARE CUSTOMER PRICE LIST



MODEL NUMBER                                                                                                 ANNUAL 24X7
                  DESCRIPTION                                            QTY         LIST PRICE              MAINTENANCE
--------------------------------------------------------------------------------------------------------------------------------
                  SCANNING & INDEXING
                  -------------------
DOCMODIFY         Document Modify Scanning - w/Low Volume Scanner
                  Attached                                                1         [CONFIDENTIAL]           [CONFIDENTIAL]
SCAN32            High Volume Scanning & Indexing System                  1         [CONFIDENTIAL]           [CONFIDENTIAL]

                  IMAGE ENABLING
                  --------------
IEAPI             Image Enable API for Hospital Information System        1         [CONFIDENTIAL]           [CONFIDENTIAL]

                  WORKFLOW
                  --------
WORKFLOW          Workflow Module (Custom)                                1         [CONFIDENTIAL]           [CONFIDENTIAL]

                  CONVERSION PROGRAMS
                  -------------------
OPT2MAG           Program to Convert Data on Optical to Magnetic Storage  1         [CONFIDENTIAL]           [CONFIDENTIAL]
CUSTOM            Conversion Program (Custom)                             1         [CONFIDENTIAL]           [CONFIDENTIAL]

                  INTERFACES
                  ----------
ADTINT            MasterChart Interface License (ADT)                     1         [CONFIDENTIAL]           [CONFIDENTIAL]
UNSOLINT          MasterChart Interface License (Unsolicited Results,
                  non-Image Enabled)                                      1         [CONFIDENTIAL]           [CONFIDENTIAL]
DOCINT            MasterChart Interface License (Document)                1         [CONFIDENTIAL]           [CONFIDENTIAL]
CUSTOM            Non-standard Custom Interface                           1         [CONFIDENTIAL]           [CONFIDENTIAL]










NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

                              PROFESSIONAL SERVICES
                            (PURSUANT TO SCHEDULE D)

MODEL NUMBER                DESCRIPTION                                           QTY                      LIST PRICE
----------------------------------------------------------------------------------------------------------------------

                            Consultants
CM                          Client Manager (Hourly rate)                           1             [CONFIDENTIAL]
DBA                         Database Administrator (Hourly rate)                   1             [CONFIDENTIAL]
TC                          Technical Consultant (Hourly rate)                     1             [CONFIDENTIAL]
OC                          Operational Consultant (Hourly rate)                   1             [CONFIDENTIAL]
SA                          Systems Analyst/Programmer (Hourly rate)               1             [CONFIDENTIAL]
HD1                         Help Desk Analyst Level 1 (Hourly rate)                1             [CONFIDENTIAL]
HD2                         Help Desk Analyst Level 2 (Hourly rate)                1             [CONFIDENTIAL]
SS                          Sales Support Specialist                               1             [CONFIDENTIAL]
AAS                         Application Administration Specialist                  1             [CONFIDENTIAL]

                            STANDARD IMPLEMENTATIONS
                            ------------------------
INSTALL                     Interface Implementation                               1             [CONFIDENTIAL]
INSTALL                     Image Enable HIS Implementation                        1             [CONFIDENTIAL]
INSTALL                     HIM Implementation                                     1             [CONFIDENTIAL]
INSTALL                     ASPeN HIM Implementation                               1             [CONFIDENTIAL]
INSTALL                     ASPeN Clinic Implementation                            1             [CONFIDENTIAL]

                            TRAINING
                            --------
EDUC                        Training at LanVision Training Center (Quantity
                            in days, limit of 6 students)                          1             [CONFIDENTIAL]
EDUC                        Training at Customer Facility (Quantity in days,
                            limit of 6 students)                                   1             [CONFIDENTIAL]









NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

                                   Schedule B
                                 ATTACHMENT B-2

VAR Application Software Fees
Royalty Schedule


This SCHEDULE B, ATTACHMENT B-2 provides the Application Software Fees Royalty calculations for various total IDX "Software Component Value" at the payment milestones.

As to perpetual licenses, the calculation of the variable Application Software Fees (a/k/a Royalty payable to LanVision) is based on the following two payment milestones:

    1. upon execution by IDX of an EMR Software Sublicense Agreement [a/k/a On Order], AND;

    2. upon shipment of the Software to a Customer or the date on which Software Implementation Activities commence, whichever is sooner, as outlined in the Reseller Agreement.

As to codingANYware term licenses, the calculation of the variable Application Software Fees (a/k/a Royalty payable to LanVision) is based upon the variable Application Software Fees for term sublicenses, payable to LanVision on a monthly basis, as outlined in Reseller Agreement.

As to ASPeN Services Fees, the calculation of the variable Application Software Fees (a/k/a Royalty payable to LanVision) is based upon the variable ASPeN Services Fees, payable to LanVision on a monthly basis, as outlined in the Reseller Agreement.


The Application Software Fees and ASPeN Services Fees, payable to LanVision by IDX, shall be calculated and paid to LanVision based upon the annual cumulative LanVision Software Component Value at each payment milestone. THE VARIABLE ROYALTY RATES, ARE BASED UPON THE CUMULATIVE ANNUAL LANVISION SOFTWARE COMPONENT VALUES, AS FOLLOWS:

         TIER 1            [CONFIDENTIAL]            [CONFIDENTIAL]
         TIER 2            [CONFIDENTIAL]            [CONFIDENTIAL]
         TIER 3            [CONFIDENTIAL]            [CONFIDENTIAL]
         TIER 4            [CONFIDENTIAL]            [CONFIDENTIAL]
         TIER 5            [CONFIDENTIAL]            [CONFIDENTIAL]
         TIER 6            [CONFIDENTIAL]            [CONFIDENTIAL]

IDX will pay to LanVision a Royalty, based on the payment terms in this Agreement, at a royalty rate of [CONFIDENTIAL] on the first [CONFIDENTIAL] in LanVision Software Component











NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

Value. Once the LanVision Software Component Value exceeds [CONFIDENTIAL], then the incremental Royalty rate changes to [CONFIDENTIAL], and thereafter changes based on the cumulative annual LanVision Software Component Value, by Tier, as listed above (see Table 1). The variable Royalty rate calculation is recomputed annually, on the anniversary of the Effective Date, starting over at the [CONFIDENTIAL] level as noted in Tier 1 above.

--------------------------------------------------------------------------------
            [CONFIDENTIAL] TABLE 1 - CUMULATIVE VARIABLE ROYALTY RATE




























--------------------------------------------------------------------------------


Each IDX EMR Software Sublicense Agreement is accounted for separately at each separate payment milestone. For example:

    - 30% at the time of the On Order payment for Software License Fees for perpetual sublicenses; and,

    - the remaining 70% at the time of the shipment of the Software to a Customer or the date on which Software Implementation Activities commence, whichever is sooner; or,







NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

    - the monthly milestone for Software License Fees for term sublicenses and ASPeN Services Fees.



Based upon the then cumulative annual LanVision Software Component Value of the Software License Fees and ASPeN Services Fees, the incremental Royalty payable to LanVision, at the milestones noted above, would vary from a high of [CONFIDENTIAL] to a low of [CONFIDENTIAL].

An example of the application of the above variable Royalty rate calculation is attached hereto.

EXHIBIT A "IDX MILESTONE VALUE, `VARIABLE ROYALTY RATE' CALCULATION SCHEDULE BASED ON CUSTOMER LIST PRICES" is an example of the calculation of the variable Royalty rate applicable to each milestone payment to LanVision for Software License Fees on:

    1.  five (5) perpetual sublicenses to IDX Customers; and,
    2. the ASPeN Services Fees for one (1) ASPeN Service Agreement of a IDX Customer.

Note that the Software License Fees - Software Component Value for a perpetual
     Software license, is always [CONFIDENTIAL] of the Customer List Price, whereas, the ASPeN rate of [CONFIDENTIAL] is deemed to be equal to the LanVision Software Component Value of the Customer List Price subject to a Royalty (see Exhibit C).

As each milestone payment is due and payable to LanVision, the milestone and the LanVision Software Component Value for the applicable agreement is added to the schedule to determine the applicable Royalty rate of that milestone payment. The amount shown in the ROYALTY $ PAYABLE column of EXHIBIT A, is the amount applicable to that milestone to be paid to LanVision.


Exhibit B "IDX Milestone Payment Schedule for Software" IS AN EXAMPLE OF APPLYING THE VARIABLE ROYALTY RATES DETERMINED IN Exhibit A, TO EACH OF THE FIVE
(5) EXAMPLE EMR SOFTWARE SUBLICENSE AGREEMENTS. NOTE THAT BASED ON WHEN EACH AGREEMENT MILESTONE EVENT IS REACHED, THE THEN APPLICABLE ROYALTY RATE APPLIES. EACH ROYALTY PAYMENT ON Exhibit B CAN BE CROSS-REFERENCED TO THE CORRESPONDING CALCULATION ON Exhibit A. (items A through M).

EXHIBIT C "ASPeN SERVICES FEES PAYMENT SCHEDULE" is an example of applying the variable Royalty rates determined in EXHIBIT A, to an ASPeN Service Agreement. Note that the monthly ASPeN Services Fee Royalty is calculated at the then applicable Royalty rate. Each Royalty payment on EXHIBIT C can be cross-referenced to the corresponding calculation on EXHIBIT A. (ITEMS 1 THROUGH
5). Please also note that the [CONFIDENTIAL] data center cost and the








NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

[CONFIDENTIAL] maintenance cost is in addition to the Royalty, and not subject to inclusion in the EXHIBIT A variable Royalty calculation.

Term license agreements for LanVision's codingANYware software assumes that the Software is hosted in the Customer's data center for a minimum of [CONFIDENTIAL]. Based on a [CONFIDENTIAL] agreement, the LanVision Software Component value is calculated at [CONFIDENTIAL] of the Customer Price List. In addition, please also note that a [CONFIDENTIAL] maintenance cost is required in addition to the Royalty (if LanVision is hosting the IDX ASPeN Service Agreement in a LanVision Data Center) and is not subject to inclusion in the EXHIBIT A Royalty calculation.

Per [CONFIDENTIAL] Plan  [to be inserted]

Departmental [CONFIDENTIAL]   [to be inserted]


If LanVision agrees to allow IDX to discount the Customer Price List for any agreement entered into by IDX with a Customer, then the discounted amount will be used in place of the Customer List Price for all Royalty calculations in Exhibit A.









NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

NOTES FOR THE ATTACHED TABLES:

1. For any such IDX Customer contract, the relative Software values based upon the CURRENT LANVISION END USER LIST PRICE (less LanVision authorized Customer discounts for LanVision Software) shall be used.

2. Application Software Fees (Royalty) rate reductions per the following tables are dependent upon proper Application Software Fee reporting AND Application Software Fee payment to LanVision.

3. All Application Software Fee (Royalty) calculations are cumulative for each year commencing on the Effective Date of the Agreement and are reset [CONFIDENTIAL].

4. For purposes of the attached examples, the Customer is assumed to pay LanVision Software Customer List Price and for Level [CONFIDENTIAL] Support, Level [CONFIDENTIAL] Support and Level [CONFIDENTIAL] Support. Level [CONFIDENTIAL] Support fees are [CONFIDENTIAL] in the Software Component Value Computation (EXHIBIT A) and are described elsewhere in this Reseller Agreement.











NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

                                    EXHIBIT A

         IDX MILESTONE VALUE, VARIABLE ROYALTY RATE CALCULATION SCHEDULE

                                 [CONFIDENTIAL]










NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

                                    EXHIBIT B

                   IDX MILESTONE PAYMENT SCHEDULE FOR SOFTWARE

                                 [CONFIDENTIAL]



















                      ASPeN SERVICES FEES PAYMENT SCHEDULE



                                 [CONFIDENTIAL]


























NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

                                   SCHEDULE C

                  EMR APPLICATION SOFTWARE SUBLICENSE AGREEMENT
                       AND MAINTENANCE SERVICES AGREEMENT


 (ASPeN SERVICES AGREEMENT AND SOFTWARE SUBLICENSE AGREEMENT FOR CODINGANYWARE
                        SHALL BE ADDED AT A LATER TIME)





































NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

                                   SCHEDULE C


                  EMR APPLICATION SOFTWARE SUBLICENSE AGREEMENT


                       IDX INFORMATION SYSTEMS CORPORATION


                                  40 IDX Drive
                         South Burlington, Vermont 05403
                                 (802) 862-1022

                  EMR APPLICATION SOFTWARE SUBLICENSE AGREEMENT


1.     INTRODUCTION

1.1 Execution of this EMR Application Software Sublicense Agreement as of this ___ day of __________, 2002, by IDX Information Systems Corporation ("IDX") and [Insert Name of Customer Here] ("Customer"), or any supplement or addendum thereto , shall constitute acceptance and agreement as to the terms and conditions of this EMR Application Software Sublicense Agreement. Except as otherwise defined herein , terms used herein shall have the meanings given to them elsewhere in the Comprehensive Ordering Agreement dated ___________, 2002, between IDX and Customer (the "COA Agreement").

1.2    IDX and Customer, intending to be legally bound, agree as follows:


2.     DEFINITIONS

2.1 "Configuration Schedule": the one or more schedules so named and executed as a part of this Sublicense Agreement that lists the Software, the Hardware, and the Services provided to Customer by IDX and/or IDX's licensors under this Sublicense Agreement.

2.2    "Documentation": the user documentation for the Software.

2.3 "Effective Date": the date stated in Paragraph 1.1 of this Sublicense Agreement.

NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

2.4 "Hardware": the equipment provided to Customer under this Sublicense Agreement and listed in the Configuration Schedule as Hardware.

2.5 "Maintenance Services Agreement": that certain agreement of even date herewith entered into by Customer and LanVision, Inc., whereby LanVision, Inc. agrees to provide certain maintenance and support services for the System, all as more specifically described in such agreement.

2.6 "Services": the services provided to Customer by IDX and/or its licensors under this Sublicense Agreement and listed in the Configuration Schedule as Services. Services may include, but are not limited to, services for implementation, installation, training, project management, custom software development, certification, and integration. Services do not include maintenance and support services. Maintenance and support services are provided under the Maintenance Services Agreement.

2.7 "Software": the computer software programs provided to Customer by IDX under this Sublicense Agreement and listed in the Configuration Schedule.

2.8 "Sublicense Agreement": this EMR Application Software Sublicense Agreement and all incorporated schedules, appendices, addenda, and written amendments.

2.9 "System": the computer software programs and equipment, including, but not limited to, each item of the Software and the Hardware, that together function as the Electronic Medical Record (EMR) system used by Customer.


3.     SOFTWARE

3.1 Subject to Customer's compliance with the terms of this Sublicense Agreement, IDX hereby grants to Customer a personal, nonexclusive, nontransferable license to use the Documentation and to install, use, and execute the Software on equipment owned or leased by Customer in support of the internal business activities of Customer and Customer's Affiliates (as defined in the COA Agreement), subject to any use, user, and quantity limitations specified in the applicable Configuration Schedule.

3.2 Customer may make one copy of the Software for archival and backup purposes, provided IDX and/or its licensors' proprietary notices are included in such copy.

3.3 Subject only to the licenses expressly granted under this Sublicense Agreement, all right,

NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

       title, and interest in and to the Software and Documentation, including all associated intellectual property rights, are and shall remain with IDX and/or IDX's licensors.

3.4 IDX's grant to Customer does not include any right to grant sublicenses or otherwise transfer any granted right, except to the extent this entire Sublicense Agreement may be transferred pursuant to Paragraph 14.1.

3.5 Customer shall not export the Software, the Documentation, or any direct product thereof, directly or indirectly, in violation of the export laws and regulations of the United States of America.

3.6 IDX and/or IDX's licensors will deliver the Software to Customer in object code and will deliver one set of the Documentation in printed or electronic format. Additional copies of the Documentation are available for a charge.

3.7 Customer shall not decompile or otherwise reverse engineer or decode the Software. Customer shall not disclose the results of any benchmark tests run on the Software, without the prior written approval of IDX. Except for the rights specifically granted herein, Customer is granted no other rights in or to the Software. All copyrights, patents, trade secrets, and other intellectual property rights associated with the Software and any ideas, concepts, techniques, inventions, processes, or works of authorship developed or created by IDX and/or its licensors in relation to the Software shall remain the sole and exclusive property of IDX and/or its applicable licensors.


4.     HARDWARE

4.1    IDX hereby sells the Hardware to Customer.

4.2 IDX will deliver all Hardware to Customer F.O.B. Hardware manufacturer's shipping site. IDX reserves the right to make partial deliveries and to ship the Hardware as it becomes available. Any stated delivery dates are approximate.

4.3 Customer may acquire any equipment for the System from a third party supplier. However, Customer shall give IDX the opportunity to supply the equipment as Hardware under this Sublicense Agreement and Customer shall purchase such equipment from IDX if IDX agrees to supply it at a price equal to or better than the third party supplier's price.

4.4 If Customer uses third party supplied equipment as part of the System, IDX shall certify that such equipment is compatible with the rest of the System and, at Customer's option,

NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

       shall integrate such equipment into the System. Customer will pay IDX's then current standard certification and integration services fees, as applicable.


5.     SERVICES

5.1 IDX shall make the Services available to Customer. IDX may provide the Services directly or with the assistance of its licensors, suppliers, and subcontractors.

5.2 To the extent required by any of the Services, IDX and/or IDX's licensors and Customer will, within 60 days of the Effective Date of this Sublicense Agreement, agree upon any necessary design specifications, implementation plans, project schedules, and project scope. Such specifications, plans, schedules, and scope, shall be in writing and signed by authorized representatives of the parties. The parties may mutually agree to amend or modify such specifications, plans, schedules and scope from time to time in writing.


6.     ACCEPTANCE

6.1 The Software shall be subject to the acceptance provisions set forth in this Section 6. For the purposes of these acceptance provisions, a "material nonconformity" means a nonconformity of the Software with the applicable design specifications for the Software where such nonconformity (a) prevents the use of the Software, (b) prevents the Software from meeting agreed upon performance specifications, or (c) jeopardizes overall System integrity; and "in production" means, with respect to the Software, using the Software in connection with the scanning, indexing, storage, retrieval, printing, or faxing of any Customer records in the normal course of business and not solely for testing purposes.

6.2 IDX and/or IDX's licensors shall notify Customer in writing when the Software has been delivered to Customer in accordance with the applicable design specifications and is ready for testing. Customer shall then have [CONFIDENTIAL] to test the Software to determine whether it meets the requirements of the applicable design specifications. Customer shall use its best efforts to test the Software fully and promptly.

6.3 Customer shall notify IDX and/or IDX's licensors in writing of any material nonconformity of the Software as soon as possible but not later than the end of the test period and in as much detail as possible. IDX and/or IDX's licensors shall correct the nonconformity and shall notify Customer in writing when the corrected Software has been delivered to Customer and is ready for testing. Customer shall then have [CONFIDENTIAL] to test the Software. Any further material nonconformities shall be handled in accordance with

NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

       this Paragraph 6.3.

6.4 The Software shall be deemed to be accepted by Customer if [CONFIDENTIAL].


7.     CUSTOMER RESPONSIBILITIES

7.1 Customer shall select a sufficient number of operators who are qualified to operate the System and are familiar with the information that serves as input and output of the System. Customer shall monitor the performance of the System and shall provide backup operations to protect itself from loss due to any error conditions. Customer is responsible for periodic cleaning and maintenance activities for all components of the System as recommended by IDX, other licensors, and manufacturers, as applicable. Customer is responsible for data integrity and for any necessary conversion of its data to the format required by the System. Customer is responsible for maintaining the compatibility of third party supplied software and equipment with the Software and the Hardware.

7.2 Customer shall provide IDX and/or IDX's licensors with such time and attention of Customer personnel and such access to Customer's facilities and the System and shall take such site preparation steps as may be necessary or appropriate to enable IDX to provide the Standard Software, the Hardware, and the Services to Customer. Customer shall make available qualified Customer personnel to facilitate IDX's performance of its obligations under this Sublicense Agreement.

7.3 The timely completion by IDX of its obligations under this Sublicense Agreement is dependent on the timely fulfillment by Customer of its responsibilities. If IDX and/or IDX's licensors is prevented from performing any work or is required to perform additional work as a result of (a) the unavailability of Customer personnel, (b) the unavailability, incompletion, or improper installation, configuration, or operation of Customer's facilities or equipment, (c) Customer failing to timely provide IDX and/or IDX's licensors with any necessary assistance, instructions, or information, or (d) Customer otherwise failing to meet its responsibilities as set forth in this Section 7, Customer shall pay IDX and/or IDX's licensors on a [CONFIDENTIAL] at IDX's then current rates for any work time lost or additional work performed. The date on which IDX's obligations are required to be fulfilled will be extended for a period of time equal to the time lost by reason of the delay or additional work.


8.     FEES AND PAYMENT

NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

8.1 Customer shall pay IDX the Software license fees, the Hardware purchase prices, and the Services fees set forth on the Configuration Schedules executed under this Sublicense Agreement. Such payments shall be made in accordance with Article 3 "Payment Terms" of the COA Agreement.

8.2 Customer shall pay IDX additional Software license fees for unauthorized or increased use beyond the usage or license quantities authorized by IDX and described in the Configuration Schedule. Such payments for additional usage or license quantities shall be due and payable within thirty (30) days of notification of unauthorized use. Failure to remit such payments as prescribed shall be considered a material breach of this Sublicense Agreement, subject to the termination provisions of Section 13.2.


9.     INSPECTION

       IDX's authorized representatives shall have free access to Customer's premises and to Customer's officers, employees, and managers during normal business hours upon reasonable notice for the purpose of inspecting Customer's equipment, premises, and records. In addition, Customer shall allow IDX and/or IDX's licensors to have remote access to the System's audit logs. All such access is granted only to enable IDX and/or IDX's licensors to verify Customer's compliance with the restrictions and obligations set forth in this Sublicense Agreement.


10.    WARRANTIES

10.1 IDX warrants that it has the right to grant the licenses granted to Customer under this Sublicense Agreement for the Software.

10.2 IDX warrants, for a period of [CONFIDENTIAL] from the date of installation, that the Software, when properly installed, operated with the equipment configuration and in the operating environment specified by IDX, will conform in all material respects to IDX's or its licensors, as applicable, most current published Documentation or functional specifications, whichever is applicable. As IDX's sole responsibility and Customer's exclusive remedy, in the event of any material nonconformity of any item of the Software, IDX shall make a reasonable effort to repair or replace the item so that it conforms as required.

10.3 IDX warrants that all Services, will be of professional quality conforming to generally accepted industry standards. As IDX's sole responsibility and Customer's exclusive

NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

       remedy in the event of any material failure to meet such standard, IDX shall cause the Service to be re-performed at no cost to Customer.

10.4 IDX warrants that the Software will operate prior to, during, and after calendar year 2000 without error relating to date data and will allow the use of date data in a four digit year format, e.g., as "1998" rather than "98". IDX is not responsible for errors caused by Customer systems or other software with which the Software is used that provide date data in other formats. As IDX's sole responsibility and Customer's exclusive remedy, in the event that any Software fails to meet this warranty, IDX shall use its best efforts to promptly correct such failure.

10.5 Due to the nature of computer software programs, IDX does not warrant that the operation of the Software will be entirely error free.

10.6 The warranties in Paragraphs 10.2 through 10.5 shall not apply to a warranted item (a) if the error or malfunction was not caused by the Software, the Hardware, or the Services, (b) if the warranted item has been modified without IDX's prior written approval, (c) if the error or malfunction is caused by Customer's misuse of or damage to the warranted item, (d) if the error or malfunction is caused by third party supplied software or equipment that has not been certified by IDX as being compatible with the rest of the System, or (e) if the error or malfunction is caused by Customer's failure to meet its obligations under
       Section 7 of this Sublicense Agreement. Customer shall pay IDX on a time and expenses basis at IDX's then current standard rates for any warranty services provided when the warranty does not apply.

10.7 EXCEPT AS EXPRESSLY STATED IN THIS SUBLICENSE AGREEMENT, IDX AND ITS LICENSORS, SUPPLIERS, AND SUBCONTRACTORS MAKE NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE SOFTWARE, THE HARDWARE, THE SERVICES, THE DOCUMENTATION, THE SYSTEM, OR ANY OUTPUT BASED ON USE OF THE SYSTEM. IDX AND ITS LICENSEORS SPECIFICALLY DISCLAIM ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.


11.    INDEMNITIES AND LIABILITIES

11.1 If Customer receives a claim that the use of the Software infringes a United States of America patent, copyright, or other intellectual property right, Customer will promptly notify IDX in writing, and will give IDX and/or IDX's licensors all necessary information

NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

       and assistance and the exclusive authority to evaluate, defend, and settle such claim. Provided such timely notice, assistance, and authority have been given by Customer, IDX (and/or its licensors) will defend, at its own expense, such claim and will indemnify and hold Customer harmless from all damages and expenses, including court costs and reasonable attorney fees, incurred or awarded as a result of the claim. If, as a result of the infringement claim, Customer is enjoined from using the Software, IDX (and/or its licensors) will, at its option, (a) procure for Customer the right to use the Software, (b) replace or modify the Software to perform the same or substantially the same functions in a manner so as to avoid infringement, or (c) remove the infringing Software and refund the license fees paid by Customer for such Software less a reasonable amount for amortization or depreciation. The foregoing indemnity will not apply to infringement claims based on programming made to the specification or design of Customer, Customer's modification of the Software, Customer's use of the Software in combination with anything not furnished by IDX and/or IDX's licensors, or if the infringement claim would have been avoided but for Customer's use of other than the latest release of the Software made available to Customer by IDX. This Paragraph
       11.1 states IDX's entire obligation and liability with respect to any infringement claim.

11.2 The total liability of IDX and its licensors, suppliers, and subcontractors for all claims, whether in contract, tort, or otherwise, arising out of, connected with, or resulting from the license, sale, manufacture, delivery, installation, support, repair, maintenance, replacement, or use of the Software, the Hardware, and/or the Services, as applicable, shall not exceed the lesser of [CONFIDENTIAL].

11.3 IN NO EVENT SHALL IDX, ITS LICENSORS, SUPPLIERS, OR SUBCONTRACTORS BE LIABLE FOR ANY INCIDENTAL, CONSEQUENTIAL, INDIRECT, OR SPECIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF REVENUE OR PROFITS, COST OF CAPITAL, CLAIMS OF CUSTOMER'S CLIENTS FOR SERVICE INTERRUPTIONS OR FAILURE OF SUPPLY, AND COSTS AND EXPENSES INCURRED IN CONNECTION WITH LABOR, OVERHEAD, TRANSPORTATION, INSTALLATION, OR REMOVAL OF EQUIPMENT OR PROGRAMMING OR SUBSTITUTE FACILITIES OR SUPPLY RESOURCES, EVEN IF IDX OR ITS LICENSORS, SUPPLIERS OR SUBCONTRACTORS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

12.    PROPRIETARY RIGHTS AND CONFIDENTIALITY

NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

12.1 The terms set forth in Article 11 entitled "Proprietary Rights and Confidentiality" of the COA Agreement shall apply to this Sublicense Agreement.

12.2 The Software and Documentation and all copies, versions, and derivative works of the Software and Documentation made by or on behalf of Customer are and shall remain the sole property of IDX or its licensors.

12.3 The obligations under this Section 12 shall survive termination of this Sublicense Agreement. Each party acknowledges that a breach of its obligations under this Section 12 will cause irreparable harm to the other party and/or its licensors for which monetary damages would be inadequate. Each party and/or its licensors will be entitled to injunctive relief for any such breaches, threatened or actual.


13.    TERM AND TERMINATION

13.1 This Sublicense Agreement shall commence on the Effective Date and shall continue until terminated in accordance with this Section 13.

13.2 Failure by either party to comply with any material term or condition of this Sublicense Agreement shall constitute default. The non-defaulting party shall be entitled to give written notice to the defaulting party requiring it to cure the default. The notice shall include a detailed description of the act or omission that constitutes default. If the defaulting party has not cured the default within [CONFIDENTIAL] after receipt of the notice, the non-defaulting party may terminate this Sublicense Agreement by giving written notice to take effect upon receipt. The right to terminate this Sublicense Agreement is in addition to any other rights and remedies provided under this Sublicense Agreement or otherwise under law.

13.3 Within ten days after the effective date of any termination, Customer shall return or destroy the Software, the Documentation, and all materials or media containing any other Confidential Information, including any information, records, and materials developed on the basis of any Confidential Information. Customer shall promptly certify in writing to IDX that Customer has complied with the foregoing obligation and has discontinued all use of the Software and Documentation.


14.    MISCELLANEOUS

NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

14.1 Assignment. Neither party may assign or otherwise transfer this Sublicense Agreement or any rights or obligations under this Sublicense Agreement to any third party without the prior written consent of the other party, except that this Sublicense Agreement may be transferred to a successor to all or substantially all of the assets and business of the transferring party. Consent shall not be unreasonably withheld. Subject to the restriction on transfer set forth in this Paragraph 14.1, this Sublicense Agreement shall be binding upon and shall inure to the benefit of the parties' successors and assigns.

14.2 Force Majeure. Neither party shall be liable for any delay in or failure of performance resulting from any cause or condition beyond its reasonable control, whether foreseeable or not.

14.3 Waiver. The failure of either party to act upon any right, remedy, or breach of this Sublicense Agreement shall not constitute a waiver of that or any other right, remedy, or breach. No waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

14.4 Governing Law. This Sublicense Agreement and any claim arising out of this Sublicense Agreement shall be governed by and construed in accordance with the laws of the State of Vermont, excluding its conflict of laws principles.

14.5 Provisions Severable. The provisions of this Sublicense Agreement are severable. If any provision is held to be invalid, unenforceable, or void, the remaining provisions shall not as a result be invalidated.

14.6 Entire Agreement. This Sublicense Agreement constitutes the entire agreement and understanding between the parties relating to the object and scope of this Sublicense Agreement. Any representation, statement, or warranty not expressly contained in this Sublicense Agreement shall not be enforceable by the parties. This Sublicense Agreement may not be amended except by a writing that specifically references this Sublicense Agreement and is signed by authorized representatives of the parties. No non-officer representative of IDX shall be authorized to act or make any commitment for IDX except pursuant to written instructions made and signed by an officer of IDX.



[PRIMARY CUSTOMER LEGAL NAME]               IDX INFORMATION SYSTEMS CORPORATION

-----------------------------               -----------------------------------

NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

By:                                         By:
   -------------------------------            ---------------------------------
            (Signature)                                  (Signature)


----------------------------------          ------------------------------------
     (Name Typed or Printed)                       (Name Typed or Printed)


----------------------------------          ------------------------------------
             (Title)                                        (Title)


----------------------------------          ------------------------------------
             (Date)                                         (Date)





NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

                                   SCHEDULE C

                         MAINTENANCE SERVICES AGREEMENT


                         MAINTENANCE SERVICES AGREEMENT



1.     INTRODUCTION

1.1 This Maintenance Services Agreement, made as of _______________ ("Effective Date"), by and between LanVision, Inc. ("LanVision"), an Ohio corporation with its principal place of business at 5841 Creek Road, Cincinnati, Ohio 45242, and [PRIMARY CUSTOMER LEGAL NAME] ("Customer"), with its principal place of business at [PRIMARY CUSTOMER PRINCIPAL ADDRESS]. This Maintenance Services Agreement is executed simultaneously with the EMR Application Software Sublicense Agreement by and between IDX Information Systems Corporation ("IDX"), with its principal place of business at 40 IDX Drive, South Burlington, VT 05403, and Customer (the "EMR Sublicense Agreement"). Except as otherwise defined in this Maintenance Services Agreement, terms used herein shall have the meanings given to them elsewhere in the EMR Sublicense Agreement.

1.2 IDX is authorized to enter into this Maintenance Services Agreement on behalf of LanVision, as an agent of LanVision. LanVision and Customer, intending to be legally bound, agree as follows:


2.     DEFINITIONS

2.1 "Affiliate": any legal entity controlling, controlled by, or in common control with Customer. Each Affiliate shall agree in writing to abide by the obligations and restrictions established in this Agreement.

2.2 "Agreement": this Maintenance Services Agreement and all incorporated schedules, appendices, addenda, and written amendments.

2.3 "Custom Software": the custom developed computer software programs listed in the Maintenance Services Schedule as Custom Software.


NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

2.4 "Customer Contacts": the Customer personnel who have been designated by Customer as the persons authorized to communicate with LanVision to obtain the Maintenance Services from LanVision on a day-to-day basis. Customer may designate up to five Customer Contacts in accordance with Paragraph 4.1.

2.5 "Documentation": the user documentation for the Software provided electronically by LanVision.

2.6 "EMR Software Application Sublicense Agreement": the sublicense agreement by and between Customer and IDX under which Customer is permitted to use the Software.

2.7 "Enhancement": any modification or addition that, when made or added to the Software, materially changes its utility, efficiency, functional capability, or application, but that does not constitute solely an Error Correction. Enhancements may be designated by LanVision as minor or major, depending on LanVision's assessment of their value and of the functionality added to the Software.

2.8 "Error": any failure of the Software or Hardware specified in the applicable Maintenance Services Schedule to conform in all material respects to LanVision's, its licensor's, or the manufacturer's, as applicable, most current published functional specifications for such Software or Hardware. However, any nonconformity resulting from (a) a modification not approved by LanVision, (b) Customer's misuse of or damage to the Software or Hardware, (c) third party supplied software or equipment that has not been certified by LanVision as compatible with the rest of the System, (d) Software or Hardware not listed on an applicable Maintenance Services Schedule, or (e) Customer's failure to meet its obligations under Section 4 of this Agreement, shall not be deemed to be an Error.

2.9 "Error Correction": either (a) a modification or addition that, when made or added to the Software or Hardware specified in the applicable Maintenance Services Schedule, brings such Software or Hardware into material conformity with the most current published functional specifications, or (b) a procedure or routine that, when observed in the regular operation of such Software or Hardware, avoids the practical adverse effect of such nonconformity. The Error Correction, when completed, may be provided in the form of a "temporary fix" consisting of sufficient programming and operating instructions to implement the Error Correction.

2.10 "Hardware": the equipment listed in the Maintenance Services Schedule as Hardware.

2.11 "Maintenance Services": the maintenance and support services provided to Customer by LanVision as described in this Agreement, including Error Correction, Telephone Support, On-Site Support, and the provision of certain Releases. Maintenance Services may be offered at

NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

various coverage levels with correspondingly varying Maintenance Services fees. The coverage selected is specified in the applicable Maintenance Services Schedule. Maintenance Services do not include: daily administration, performance monitoring, backups, media management, equipment cleaning, network support and troubleshooting, data conversation or recovery, or disaster recovery.

2.12 "Maintenance Services Schedule": the one or more schedules, specifically approved by LanVision, so named and executed as a part of this Agreement that list the Software and Hardware for which Maintenance Services are being provided and that specify the applicable Maintenance Services coverage levels and fees.

2.13 "Normal Working Hours": the hours between 8:30 a.m. and 5:30 p.m. Eastern Time, Monday through Friday, excluding regularly scheduled holidays of LanVision.

2.14 "On-Site Support": the Maintenance Services provided at Customer's site when necessary, as determined by LanVision, to correct Errors in the Software or Hardware specified in the applicable Maintenance Services Schedule.

2.15 "Priority 1 Error": an Error that (a) prevents a major System component being used in production from operating, (b) prevents a critical task of the System from functioning, or (c) materially corrupts data or imperils data integrity.

2.16 "Priority 2 Error": an Error that (a) impairs a major System component being used in production from operating as fully as intended, (b) impairs a critical task of the System from functioning as intended, or (c) is likely to result in a Priority 1 Error within 72 hours if not corrected.

2.17 "Release": a new edition of the Software specified in the applicable Maintenance Services Schedule, which may include either Error Corrections or Enhancements, or both. A Release is identified by a change in a number, specifying the unique edition state of the Software, which number is to the right of the first decimal point (e.g., from V 3.4.11 to V 3.5.0).

2.18 "Software": the Custom Software and the Standard Software.

2.19 "Standard Software": the standard, non-custom, computer software programs listed in the Maintenance Services Schedule as Standard Software.

2.20 "System": the computer software programs and equipment, including, but not limited to, each item of the Software and the Hardware, that together function as the electronic medical record system used by Customer.

NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

2.21 "Telephone Support": the Maintenance Services provided via the telephone during Normal Working Hours (a) allowing Customer, through Customer Contacts, to speak directly with LanVision personnel to report Errors or other issues and seek assistance in the use of the Software and Hardware specified in the applicable Maintenance Services Schedule and (b) allowing LanVision to perform troubleshooting, diagnosis, and resolution by remote dialup. Telephone support is available, for Priority 1 Errors and Priority 2 Errors only, on an extended hours coverage basis for an additional charge. The coverage selected is specified in the applicable Maintenance Services Schedule.

2.22 "Updates": shall mean packages of Software corrections, as well as revisions addressing common functional and performance issues. An Update is identified by a change in a number, specifying the unique revision state of the Software, which number is to the right of the second decimal point (e.g., from V
3.4.11 to V3.4.12).


3.     MAINTENANCE SERVICES

3.1 During the term of this Agreement, LanVision will provide the Maintenance Services for the Software and Hardware listed on a Maintenance Services Schedule then in effect. The Maintenance Services for particular Software or Hardware will commence upon the expiration of the applicable warranty period provided for under the EMR Software Application Software Sublicense Agreement, or at such time as otherwise provided in the Maintenance Services Schedule. LanVision may provide the Maintenance Services with the assistance of its suppliers and subcontractors. Maintenance Services for items not listed on a Maintenance Services Schedule may be available on a time and expenses basis. To facilitate the delivery of the Maintenance Services provided hereunder, Customer shall acquire and maintain, at its expense, adequate hardware, software and telecommunication services sufficient to permit remote access to Customer's System by LanVision. Customer and LanVision shall specifically agree upon appropriate procedures and protocols for such remote access by LanVision.

3.2 LanVision shall use all reasonable diligence commensurate with the nature of the Error, to correct any verifiable and reproducible Errors when reported to LanVision in accordance with its standard reporting procedures. LanVision will respond to the initial report of an Error within one Normal Working Hour. LanVision will provide Telephone Support, Error Correction and/or On-Site Support as necessary to correct Errors. By a LanVision assigned case number, LanVision will log and track all Errors and other issues reported by Customer and will provide weekly case status reports to Customer Contacts. LanVision is not responsible for correcting Errors in any editions of the Software other than the two most recent Releases of the Software.


NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

3.3 Customer shall pay LanVision on a time and expenses basis for all LanVision work spent investigating or correcting an error or malfunction that is not an Error.

3.4 LanVision may, from time to time, issue Releases and/or Updates containing Error Corrections and/or minor Enhancements to its customers generally, at no charge. LanVision shall provide Customer with such Releases and/or Updates for the Software being maintained under this Agreement, without additional charge. Customer shall install any such Releases and/or Updates. Because Releases and/or Updates are cumulative, each Release and/or Updates is useful only if Customer has obtained and installed all prior applicable Releases and/or Updates. LanVision may, from time to time, offer new versions containing major Enhancements to its customers for an additional charge. LanVision will consider and evaluate the development of additional Enhancements for Customer's specific use and will respond to Customer's requests for additional services pertaining to the Software. If LanVision agrees to provide such Enhancements or services, they will be contracted for under the terms of a separate agreement.


4.     CUSTOMER RESPONSIBILITIES

4.1 Customer shall designate in writing to LanVision at least one, but no more than five, Customer Contacts. The Customer Contacts shall be qualified to facilitate all necessary maintenance and support for the System.

4.2 Customer, through the Customer Contacts, shall notify LanVision promptly following the discovery of any Error. Further, upon discovery of an Error, Customer shall, if requested by LanVision, submit to LanVision a listing of output and any other data that LanVision may reasonably require in order to reproduce the Error and the operating conditions under which the Error occurred or was discovered.

4.3 Customer shall select a sufficient number of operators who are qualified to operate the System and are familiar with the information that serves as input and output of the System. Customer shall monitor the performance of the System and shall provide backup operations to protect itself from loss due to any error conditions. Customer is responsible for periodic cleaning and maintenance activities for all components of the System as recommended by LanVision and manufacturers, as applicable. Customer is responsible for data integrity and for any necessary conversion of its data to the format required by the System. Customer is responsible for maintaining the compatibility of third party supplied software and equipment with the Software and the Hardware.

4.4 Customer is responsible for procuring, installing, and maintaining all equipment (other than the Hardware covered by the Maintenance Services under this Agreement), telephone lines,

NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

communications interfaces, and other components necessary to operate the System and to obtain Maintenance Services from LanVision. Customer shall provide LanVision with such time and attention of Customer personnel and such access to Customer's facilities and the System and shall take such site preparation steps as may be necessary or appropriate to enable LanVision to provide the Maintenance Services. Customer shall make available qualified Customer personnel to facilitate LanVision's performance of Maintenance Services.

4.5 The timely completion of the Maintenance Services by LanVision is dependent on the timely fulfillment by Customer of its responsibilities. If LanVision is prevented from performing any Maintenance Services or is required to perform additional work as a result of (a) the unavailability of Customer personnel, (b) the unavailability, incompletion, or improper installation, configuration, or operation of Customer's facilities or equipment, (c) Customer failing to timely provide LanVision with any necessary assistance, instructions, or information, or (d) Customer otherwise failing to meet its responsibilities under this
Section 7, Customer shall pay LanVision on a time and expenses basis at LanVision's then current rates for any work time lost or additional work performed. The date on which LanVision's obligations are required to be fulfilled will be extended for a period of time equal to the time lost by reason of the delay or additional work.


5.     USAGE AND OWNERSHIP RIGHTS

5.1 Customer's rights and obligations concerning the use of any Error Corrections, Enhancements, or Releases (or any other programming made or provided by LanVision, regardless of its form or purpose) shall be the license and use rights and obligations as provided in the EMR Software Application Sublicense Agreement.

5.2 The modifications to the Software, including all associated intellectual property rights, made or provided by LanVision pursuant to this Agreement, whether alone or with any contribution from Customer or its personnel, shall be owned exclusively by LanVision. To the extent that Customer or its personnel may acquire any right or interest in the modifications by operation of law, Customer irrevocably assigns all such right and interest exclusively to LanVision. Customer shall take any action and execute any documents reasonably necessary and sufficient to give effect to the provisions of this Section 5.

5.3 LanVision agrees to place and maintain a copy of the source code for the Software in escrow (to the extent LanVision owns such source code or is authorized to place it in escrow) with a recognized source code escrow agent on customary terms and conditions, and agrees to make Customer a beneficiary of such escrow arrangement. LanVision hereby grants to Customer a nonexclusive license to use, reproduce, and modify the source code for the Software to support and maintain the Software, and for no other purpose. Such license shall be effective

NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

only upon the proper release of the source code from the escrow agent in accordance with the terms of the escrow agreement between LanVision and the escrow agent.


6.     FEES AND PAYMENT

6.1 Customer shall pay IDX the Maintenance Services fees set forth on the Maintenance Services Schedules executed under this Agreement. These Maintenance Services fees are due [CONFIDENTIAL] basis beginning upon the later of either
(a) the expiration of the applicable warranty period provided under the EMR Software Application Sublicense Agreement or (b) the execution of the Maintenance Services Schedule, or at such time as otherwise provided in the Maintenance Services Schedule. Customer shall pay fees for Maintenance Services for items not listed on a Maintenance Services Schedule on a [CONFIDENTIAL], and such fees may be billed to Customer directly by LanVision. In addition, if Customer purchases additional hardware or third party software and LanVision is willing to provide Maintenance Services for such additional items as part of this Agreement, then Customer shall pay IDX additional support fees for such new items.

6.2 At any time following the [CONFIDENTIAL] anniversary of the Maintenance Services Schedule, the Maintenance Services fees may be changed upon [CONFIDENTIAL] prior written notice to Customer.

6.3 Customer shall pay all reasonable out-of-pocket expenses incurred by LanVision on Customer's behalf. These expenses will be limited to media and other materials costs; shipping and handling costs; reasonable and customary travel, lodging, and meal expenses; and any special or unusual expenses incurred at Customer's request. Expenses are due as incurred and will be billed to Customer directly by LanVision.

6.4 Customer shall pay when due or, if necessary, reimburse IDX or LanVision, as applicable, for, all sales, use, property, excise, and other similar taxes, including penalties and interest arising from Customer's failure to pay such taxes timely, resulting from the use of the Software or from any activities under this Agreement, exclusive of taxes based on IDX's or LanVision's net income or corporate franchise. If Customer has tax-exempt status, it shall supply IDX with its tax-exempt certificate and/or number as necessary. Taxes are due as assessed.

6.5 Customer shall pay all amounts due, except those disputed in good faith, under this Agreement upon receipt of the invoice to the address designated on the invoice. Customer shall pay a monthly service charge of [CONFIDENTIAL] on all such amounts not paid within 30 days of the invoice date.


NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

7.     WARRANTIES

7.1 LanVision warrants that the Maintenance Services will be of professional quality conforming to generally accepted industry standards. As LanVision's sole responsibility and Customer's exclusive remedy, in the event of any material failure to meet such standard, LanVision shall make all reasonable efforts to remedy any such failures in accordance with the Error Correction procedures provided for in this Agreement.

7.2 EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, LANVISION AND ITS LICENSORS, SUPPLIERS, AND SUBCONTRACTORS MAKE NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE MAINTENANCE SERVICES, THE SYSTEM, OR ANY OUTPUT BASED ON USE OF THE SYSTEM. LANVISION SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.


8.     INDEMNITIES AND LIABILITIES

8.1 Customer shall require all Affiliates to agree in writing to abide by the obligations and restrictions established by this Agreement. Customer hereby guarantees the compliance of Affiliates with the terms of this Agreement and shall be fully liable for any and all non-compliance by Affiliates.

8.2 Customer shall indemnify and hold LanVision harmless from and against all claims, liabilities, damages, and expenses, including court costs and reasonable attorney fees, arising out of or in any manner connected with Customer's operation of its business, the safety of its workplace, the quality and condition of any output of the System, or any other act or omission of Customer, in whole or in part.

8.3 The total liability of LanVision, IDX, and their licensors, suppliers, and subcontractors for all claims, whether in contract, tort, or otherwise, arising out of, connected with, or resulting from the Maintenance Services provided under this Agreement shall not exceed [CONFIDENTIAL].

8.4 IN NO EVENT SHALL LANVISION, IDX, OR EITHER OF THEIR SUPPLIERS, OR SUBCONTRACTORS BE LIABLE FOR ANY INCIDENTAL, CONSEQUENTIAL, INDIRECT, OR SPECIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF REVENUE OR PROFITS, COST OF CAPITAL, CLAIMS OF CUSTOMER'S CLIENTS FOR SERVICE INTERRUPTIONS OR FAILURE OF SUPPLY, AND COSTS AND EXPENSES INCURRED IN CONNECTION WITH LABOR, OVERHEAD, TRANSPORTATION, INSTALLATION, OR REMOVAL OF EQUIPMENT OR PROGRAMMING OR SUBSTITUTE FACILITIES OR SUPPLY RESOURCES, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

9.     TERM AND TERMINATION

9.1 This Agreement shall commence on the Effective Date and shall continue until terminated in accordance with this Section 9.

9.2 Each Maintenance Services Schedule shall commence on the date it becomes fully signed by LanVision and Customer and shall continue in effect for one year and thereafter shall automatically renew for successive renewal terms of one year each, unless and until either party elects to terminate the Maintenance Services Schedule upon expiration of the term then in effect by giving written notice of its intention at least 60 days prior to the date of such expiration. Notwithstanding the foregoing, all Maintenance Services Schedules shall terminate upon the termination of either this Agreement or the EMR Sublicense Agreement.

9.3 Failure by either party to comply with any material term or condition of this Agreement or the EMR Sublicense Agreement shall constitute default. The non-defaulting party shall be entitled to give written notice to the defaulting party requiring it to cure the default. The notice shall include a detailed description of the act or omission that constitutes default. If the defaulting party has not cured the default within 30 days after receipt of the notice, the non-defaulting party may terminate this Agreement by giving written notice to take effect upon receipt. The right to terminate this Agreement is in addition to any other rights and remedies provided under this Agreement or otherwise under law.

9.4 In addition to the rights set forth in Paragraph 9.3 above, if Customer fails to pay any fees or charges due, except those disputed in good faith, under this Agreement or fails to carry out any other obligation under this Agreement or the EMR Sublicense Agreement, LanVision may, at its option, suspend Maintenance Services upon 30 days' prior written notice until Customer cures the default.

9.5 No termination of this Agreement or any Maintenance Services Schedule shall release Customer from any obligation to pay IDX or LanVision, as applicable, any amount that has accrued or become payable at or prior to the date of termination. No suspension of Maintenance Services pursuant to Paragraph 9.4 shall release Customer from any obligation to pay IDX the Maintenance Services fees. Customer shall not be entitled to any refund of Maintenance Services fees paid to IDX or its licensors as a result of a termination based on Customer's default.


NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

9.6 Should Customer terminate this Agreement for any reason other than an uncured default by LanVision and desire to purchase additional Maintenance Services for the Software or Hardware at a later time, Customer shall be required to enter into a new agreement with LanVision under which Customer must [CONFIDENTIAL].


10.    DISPUTE RESOLUTION

10.1 Any claim or controversy arising out of or relating to this Agreement, including any anticipated breach or disagreement as to interpretation of this Agreement, that is not resolved by the parties themselves, shall be settled by binding arbitration in Cincinnati, Ohio, administered by the American Arbitration Association under its Commercial Arbitration Rules, including its Optional Rules for Emergency Measures of Protection. The arbitrator(s) shall decide all discovery issues. Neither party nor the arbitrator(s) may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of both parties, except as may be necessary to judicially or otherwise enforce the arbitration agreement or any award arising therefrom. All fees and expenses of the arbitration shall initially be borne by the parties equally. However, each party shall bear the expense of its own counsel, experts, witnesses, and preparation and presentation of proofs, except that the prevailing party shall be entitled to an award of reasonable attorney's fees and/or reimbursement for fees and expenses of the arbitration, to be determined by the arbitrator(s). Judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. For purposes of judicial enforcement of an arbitration judgment, the parties hereby consent to the non-exclusive jurisdiction of the Federal and State Courts located in Hamilton County, Ohio.


11.    MISCELLANEOUS

11.1 Nonsolicitation. Each party shall refrain from soliciting for employment or employing, directly or indirectly, any employee of the other until 12 months have elapsed following termination of this Agreement, or until 12 months have elapsed following termination of the employment of the employee, whichever occurs first.

11.2 Assignment. Neither party may assign or otherwise transfer this Agreement or any rights or obligations under this Agreement to any third party without the prior written consent of the other party, except that this Agreement may be transferred to a successor to all or substantially all of the assets and business of the transferring party. Consent shall not be unreasonably withheld. Subject to the restriction on transfer set forth in this Paragraph, this Agreement shall be binding upon and shall inure to the benefit of the parties' successors and assigns.


NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

11.3 Force Majeure. Neither party shall be liable for any delay in or failure of performance resulting from any cause or condition beyond its reasonable control, whether foreseeable or not.

11.4 Waiver. The failure of either party to act upon any right, remedy, or breach of this Agreement shall not constitute a waiver of that or any other right, remedy, or breach. No waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

11.5 Notices. Unless provided otherwise in this Agreement, any notice required or permitted under this Agreement shall be personally delivered, or sent by telefax, courier, express or overnight delivery service, or by certified mail, postage prepaid, return receipt requested, to the following address:

              If to Customer:      [PRIMARY CUSTOMER NAME]
                                   [PRIMARY CUSTOMER ADDRESS]
                                   Attention: [NAME AND/OR TITLE]
                                   Telefax: [NUMBER]

              If to  LanVision:    LanVision, Inc.
                                   5481 Creek Road
                                   Cincinnati, Ohio  45242
                                   Attention:  Chief Financial Officer
                                   Telefax: (513) 794-7272

                or to such other address as shall be advised by any party to the other in writing. Notices shall be effective as of the date of receipt.

11.6 Third Party Beneficiaries. IDX's and LanVision's licensors, suppliers, and subcontractors shall be third party beneficiaries under this Agreement.

11.7 Governing Law. This Agreement and any claim arising out of this Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, excluding its conflict of laws principles.

11.8 Provisions Severable. The provisions of this Agreement are severable. If any provision is held to be invalid, unenforceable, or void, the remaining provisions shall not as a result be invalidated.

11.9 Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties relating to the object and scope of this Agreement. Any representation,

NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

statement, or warranty not expressly contained in this Agreement shall not be enforceable by the parties. This Agreement may not be amended except by a writing that specifically references this AGREEMENT AND IS SIGNED BY AUTHORIZED REPRESENTATIVES OF THE PARTIES.

[PRIMARY CUSTOMER LEGAL NAME]           IDX INFORMATION SYSTEMS CORPORATION, AS
                                        AGENT FOR LANVISION, INC.


By:                                     By:
   -----------------------------           -------------------------------------
            (Signature)                                (Signature)


---------------------------------      -----------------------------------------
     (Name Typed or Printed)                    (Name Typed or Printed)


---------------------------------      -----------------------------------------
             (Title)                                     (Title)


---------------------------------      -----------------------------------------
             (Date)                                       (Date)



NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

                                   SCHEDULE D

                                 SERVICES RATES


The LanVision professional services hourly rates for first-shift are:

EM         Engagement Manager (Hourly rate)                    [CONFIDENTIAL]
DBA        Database Administrator (Hourly rate)                [CONFIDENTIAL]
AAS        Application Administration (Hourly rate)            [CONFIDENTIAL]
TC         Technical Consultant (Hourly rate)                  [CONFIDENTIAL]
OC         Operational Consultant (Hourly rate)                [CONFIDENTIAL]
SA         Systems Analyst/Programmer (Hourly rate)            [CONFIDENTIAL]
SS         Sales Support Specialist (Hourly rate)              [CONFIDENTIAL]
HD1        Help Desk Analyst Level 1 (Hourly rate)             [CONFIDENTIAL]
HD2        Help Desk Analyst - Level 2 (Hourly rate)           [CONFIDENTIAL]
AAS        Application Administration Specialist (Hourly       [CONFIDENTIAL]
           rate)

Services performed outside of first-shift hours (i.e., Monday through Friday, 8:00 a.m. - 6:00 p.m., Cincinnati Time) will be billed at [CONFIDENTIAL].

LanVision shall be reimbursed for reasonable necessary travel and living expenses as provided in this Agreement.

The LanVision training rates are:

           Customer Site Training                              [CONFIDENTIAL].
           Onsite at LanVision Training                        [CONFIDENTIAL]
           Additional Students                                 [CONFIDENTIAL]

Rates may be increased in accordance with Section 9.6 of this Agreement.

Payments of invoices or services provided in accordance with this Schedule D are due and payable upon receipt.


NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

                                   SCHEDULE E

               TECHNICAL SEVERITY AND CLIENT PRIORITY DESCRIPTIONS

TECHNICAL SEVERITY AND CLIENT PRIORITY
       Two mechanisms are used to identify the significance of software problems. TECHNICAL SEVERITY is used internally by LanVision and is assigned by the Customer Service representative to indicate the level of potential impact on patient care and/or business operations for Clients. The following Table 2 defines the technical severity levels used and LanVision's commitment for response at each level.

       CLIENT PRIORITY allows each Client to identify the issues whose resolutions are most important to their business. The Customer Service representative works issues in each application area for each Client in Client Priority order, regardless of the Technical Severity. [CONFIDENTIAL].



NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

                                     TABLE 2
                               TECHNICAL SEVERITY


------------------------------------------------------------------------------------------------------------------
TECHNICAL SEVERITY
   DESCRIPTION                             REPORTING                              RESPONSE
------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL]                           [CONFIDENTIAL]                        [CONFIDENTIAL]
------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL]                           [CONFIDENTIAL]                        [CONFIDENTIAL]
------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL]                           [CONFIDENTIAL]                        [CONFIDENTIAL]
------------------------------------------------------------------------------------------------------------------



NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

                                   SCHEDULE F


                   CERTIFIED THIRD PARTY HARDWARE AND SOFTWARE



Third Party Hardware and Software Configurations


The following Third Party hardware and software is required to operate the Software as of the date of this Agreement. LanVision shall update this Exhibit on a quarterly basis to reflect any changes in the 3rd party hardware and software requirements of LanVision-authored software.


PART 1: 3RD PARTY HARDWARE


-------------------------------------------------------------------------------------------------------------------------------
         MODEL                                          DESCRIPTION                                            QTY.
-------------------------------------------------------------------------------------------------------------------------------
                                                           EITHER
[CONFIDENTIAL]           [CONFIDENTIAL]                                                             [CONFIDENTIAL]
                                                             OR:

[CONFIDENTIAL]           [CONFIDENTIAL]                                                             [CONFIDENTIAL]

                         [CONFIDENTIAL]

[CONFIDENTIAL]           [CONFIDENTIAL]                                                             [CONFIDENTIAL]

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL]           [CONFIDENTIAL]                                                             [CONFIDENTIAL]


-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL]           [CONFIDENTIAL]                                                             [CONFIDENTIAL]


-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------


NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.


-------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL]           [CONFIDENTIAL]                                                             [CONFIDENTIAL]


-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL]           [CONFIDENTIAL]                                                             [CONFIDENTIAL]


-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL]           [CONFIDENTIAL]                                                             [CONFIDENTIAL]


-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL]           [CONFIDENTIAL]                                                             [CONFIDENTIAL]


-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL]           [CONFIDENTIAL]                                                             [CONFIDENTIAL]


-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL]           [CONFIDENTIAL]                                                             [CONFIDENTIAL]


-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL]           [CONFIDENTIAL]                                                             [CONFIDENTIAL]


-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL]           [CONFIDENTIAL]                                                             [CONFIDENTIAL]


-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
[CONFIDENTIAL]           [CONFIDENTIAL]                                                             [CONFIDENTIAL]


-------------------------------------------------------------------------------------------------------------------------------


PART 2: 3RD PARTY SOFTWARE

NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

I.     EMBEDDED PRODUCTS: (1)


-------------------------------------------------------------------------------------------------------------------
            COMPANY                              PRODUCT                             LANVISION PRODUCT
-------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]                   [CONFIDENTIAL]                         OCC, Correspondence, OmniVision,
                                                                         DocModify
-------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]                   [CONFIDENTIAL]                         Foundation Suite, AIP32
-------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]                   [CONFIDENTIAL]                         AccessANYware
-------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]                   [CONFIDENTIAL]                         ChartVision 3.X, OCC
-------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]                   [CONFIDENTIAL]                         OCC, Correspondence, OmniVision, Doc
                                                                         Modify, Foundation Suite
-------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]                   [CONFIDENTIAL]
-------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]                   [CONFIDENTIAL]                         AccessANYware
-------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]                   [CONFIDENTIAL]                         OCC
-------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]                   [CONFIDENTIAL]                         Correspondence
-------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]                   [CONFIDENTIAL]                         AccessANYware
-------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]                   [CONFIDENTIAL]                         AccessANYware
-------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]                   [CONFIDENTIAL]                         ChartVision 3.X
-------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]                   [CONFIDENTIAL]                         OCC, Correspondence, OmniVision,
                                                                         DocModify
-------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]                   [CONFIDENTIAL]                         AccessANYware
-------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]                   [CONFIDENTIAL]                         AccessANYware
-------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]                   [CONFIDENTIAL]                         AccessANYware

-------------------------------------------------------------------------------------------------------------------

(1) Embedded is defined as installed automatically with the install of a LanVision product.


------------------
(1) Embedded is defined as installed automatically with the install of a LanVision product.


NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

II.    NON-EMBEDDED PRODUCTS: (2)


--------------------------------------------------------------------------------------------------------------------
          COMPANY                           PRODUCT NAME                             LANVISION PRODUCT
--------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]               [CONFIDENTIAL]                            ChartVision 3.X
--------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]               [CONFIDENTIAL]                            Correspondence and custom workflow
--------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]               [CONFIDENTIAL]                            Fax Server (ChartVision, OmniVision, OCC,
                                                                        Correspondence and DocModify)
--------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]               [CONFIDENTIAL]                            Correspondence and custom workflow
--------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]               [CONFIDENTIAL]                            LVScan32 and DocModify
--------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]               [CONFIDENTIAL]                            ADT Interfaces to LanVision
--------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]               [CONFIDENTIAL]                            WebView, System Administration and
                                                                        MicroVision
--------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]               [CONFIDENTIAL]                            Core Services (CV 4.XX)
--------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]               [CONFIDENTIAL]                            WebView (server) and MicroVision
--------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]               [CONFIDENTIAL]                            WebView (server) and MicroVision
--------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]               [CONFIDENTIAL]                            OCC, Correspondence, Reports
--------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]               [CONFIDENTIAL]                            OCC, Correspondence
--------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]               [CONFIDENTIAL]                            All LanVision products
--------------------------------------------------------------------------------------------------------------------
 [CONFIDENTIAL]               [CONFIDENTIAL]                            WebView  and MicroVision
--------------------------------------------------------------------------------------------------------------------

(2)    Non-embedded software must be installed, and can be operated, separately.




-------------------
(2)    Non-embedded software must be installed, and can be operated, separately.

NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.

                                   SCHEDULE G

                             LANVISION CUSTOMER LIST

The following are LanVision customers as of the date of this agreement. LanVision agrees to update this Exhibit on a regular basis.


Albert Einstein Medical Center, Philadelphia, PA
Christiana HealthCare System, DE
Holzer Medical Center, Gallipolis, OH
Medical College of Georgia
Medical University Health Authority dba Medical University of South Carolina OhioHealth, Columbus, OH
Stanford Health Care
Kettering Medical Center, Dayton, OH
Children's Medical Center of Dallas
Continuum Health Partners, New York, NY
Texas Health Resources, Dallas, TX
Highland Park Hospital, Highland Park, IL
Memorial Sloan Kettering Cancer Center, New York, NY
ProMedica Health Systems, Toledo, OH
The Health Alliance of Cincinnati
University of Pittsburgh Medical Center






NOTE: PORTIONS MARKED "[CONFIDENTIAL]" HAVE BEEN OMITTED FOR REASONS OF CONFIDENTIALITY AND HAVE BEEN FILED SEPARATELY WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2.